File No. 333-______

As filed with the SEC on December 13, 2012

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __

Post-Effective Amendment No.  __

(Check appropriate box or boxes)

FEDERATED EQUITY INCOME FUND, INC.

(Exact Name of Registrant as Specified in Charter)

1-800-341-7400

(Area Code and Telephone Number)

4000 Ericsson Drive

Warrendale, PA 15086-7561

(Address of Principal Executive Offices)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

Copies to:

Jennifer Eck, Esquire

Dickstein Shapiro LLP

2101 L Street, NW

Washington, DC 20037-1526

(202) 828-2218

Acquisition of the assets of

FEDERATED CAPITAL APPRECIATION FUND

a portfolio of Federated Equity Funds

By and in exchange for Class A Shares, Class B Share, Class C Shares, Class R Share and Institutional Shares of

FEDERATED EQUITY INCOME FUND, INC.

Approximate Date of Proposed Public Offering: As soon as

practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Class A Share, Class B Shares, Class C Shares, Class R Shares and Institutional Shares, without par value,

of Federated Equity Income Fund, Inc.

It is proposed that this filing will become effective

on January 14, 2013, pursuant to Rule 488.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

PART C. OTHER INFORMATION.

Item 15 Indemnification

(1) Indemnification is provided to Officers and Trustees of the Registrant pursuant to Section 2 of Article XI of Registrant’s Declaration of Trust. The Investment Advisory Contract provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Investment Advisory Contract on the part of Adviser, Adviser shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security. Registrant’s Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

(2) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission (the “SEC”), such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

(3) Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the SEC as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16 Exhibits

1.1	Conformed copy of Articles of Restatement of the Registrant and Amendment	(15)
1.2	Amendment No. 13	(17)

2.1	Copy of By-Laws of the Registrant as Restated and Amended;	(3)
2.2	Amendment Nos. 6, 7 and 8	(15)
2.3	Amendment No. 9	(19)
2.4	Amendment No. 10	(20)
2.5	Amendment Nos. 11 and 12	(22)
2.6	Amendment No. 13	(23)

3	Not Applicable

4	Form of Agreement and Plan of Reorganization are filed herewith as Appendix A to the Prospectus/Proxy Statement.

5	See exhibits (1)

6.1	Conformed copy of Investment Advisory Contract of the Registrant;	(5)
6.2	Conformed copy of Amendment	(18)
6.3	Conformed copy of Assignment	(20)

7.1	Conformed copy of Distributor's Contract of the Registrant, through and including Exhibit C;	(11)
7.2	Exhibit D	(12)
7.3	Conformed copy of Amendment	(18)
7.4	The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan Trustee/Mutual Funds Service Agreement from Item 24(b)(6) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24, 1995. (File Nos. 33-38550 and 811-6269).
7.5	Class B Shares including Exhibit 1 and Schedule A	(14)
7.6	Conformed copy of Amendment to Class B Shares	(18)
7.7	Amendment to Distributors Contracts between the Federated Funds and Federated Securities Corp.	(20)
7.8	Exhibit E	(31)

8	Not applicable

9.1	Conformed copy of Custodian Contract of the Registrant;	(10)
9.2	Conformed Copy of Custody Fee Schedule	(14)
	Amendment 4 and 5 to the Custody Agreement	(31)

10.1	Conformed copy of the Multiple Class Plan and attached Exhibits	(26)
10.2	The Registrant hereby incorporates the Copy of the Multiple Class Plan and attached Exhibits from Item (n) of the Federated Short-Term Municipal Trust Registration Statement on Form N-1A, filed with the Commission on August 28, 2006. (File Nos. 2-72277 and 811-3181)
10.3	Conformed copy of Class B Shares Exhibit to Multiple Class Plan (revised 12/1/09)	(29)
	Conformed copy of Class C Shares Exhibit to Multiple Class Plan (revised 12/14/09	(29)
	Conformed copy of Class F Shares Exhibit to Multiple Class Plan (revised 12/1/09)	(29)
	Conformed copy of Class A Shares Exhibit to Multiple Class Plan (revised 1/31/11)	(30)
	Conformed copy of Class B Shares Exhibit to Multiple Class Plan (revised 1/31/11)	(30)
	Conformed copy of Class C Shares Exhibit to Multiple Class Plan (revised 1/31/11)	(30)
	Conformed copy of Class F Shares Exhibit to Multiple Class Plan (revised 12/31/10)	(30)

11	Opinion and Consent of Counsel as to legality of shares being registered	(+)

12	Form of opinion regarding tax consequences of Reorganization of FUSGBF (To be filed by amendment)

13.1	The responses described in Item 23(e)(iv) are hereby incorporated by reference.
13.2	Conformed copy of Principal Shareholder Service’s Agreement (Class B Shares) including Exhibit 1 and Schedule A; and Shareholders Services Agreement (Class B Shares)including Exhibit 1 and Schedule A	(14)
13.3	The Registrant hereby incorporates the conformed copy of the Shareholder Services Sub-Contract between Fidelity and Federated Shareholder Services from Item 24(b)(9)(iii) of the Federated GNMA Trust Registration Statement on Form N-1A, filed with the Commission on March 26, 1996. (File Nos. 2-75670 and 811-3375).
13.4	The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv) of the Federated Total Return Series, Inc. Registration Statement on Form N-1A filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7115)
13.5	The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement, with attached Schedule 1 revised 6/30/04, from Item 23(h)(vii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843);
13.6	The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement, with attached Exhibit A revised 6/30/04, from Item (h)(viii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843);
13.7	The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for Administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005, from Item 23 (h) (ii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 27, 2005. (File Nos. 33-29838 and 811-5843);
13.8	The Registrant hereby incorporates the conformed copy of the Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company from Item 23(h)(ix)of the Federated Stock Trust Registration Statement on Form N-1A, filed with the Commission on December 29, 2005. (File Nos. 2-75756 and 811-3385)
13.9	Conformed copy of the Financial Administration and Accounting Services Agreement;	(24)
13.10	Conformed copy of Amendment to the Financial Administration and Accounting Services Agreement;	(26)
13.11	Conformed copy of Amendment to Transfer Agency and Service Agreement	(27)
13.12	Conformed copy of Financial Administration and Accounting Services Agreement dated 3/1/2011	(31)
13.3	Conformed copy of Exhibit 1 to Agreement for Administrative Services revised as of 3/1/12	(31)

14.1	Consent of Independent Registered Public Accounting Firm, KPMG LLP	(+)
14.2	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP	(+)

15	Not applicable

16.1	Unanimous Consent of Trustees for Power of Attorney	(+)
16.2	Power of Attorney of the Registrant	(+)

17	Form of Proxy Card	(18)

+	Exhibit is being filed electronically with registration statement; indicate by footnote

ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 33-6901 and 811-4743)
3	PEA No. 2 filed May 18, 1988
11	PEA No. 21 filed May 29, 1996
12	PEA No. 22 filed May 30, 1997
14	PEA No. 25 filed May 28, 1998
15	PEA No. 26 filed March 29,1999
17	PEA No. 30 filed May 25, 2001
18	PEA No. 31 filed May 28, 2002
19	PEA No. 32 filed May 29, 2003
20	PEA No. 33 filed January 30, 2004
22	PEA No. 35 filed January 27, 2006
23	PEA No. 37 filed November 15, 2006
24	PEA No. 38 filed January 10, 2007
26	PEA No. 42 filed January 28, 2008
27	PEA No. 43 filed January 29, 2009
29	PEA No. 45 filed January 29, 2010
30	PEA No. 46 filed January 27, 2011
31	PEA No. 48 filed March 26, 2012

Item 17 Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, FEDERATED EQUITY INCOME FUND, INC., has duly caused its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 13th day of December, 2012.

FEDERATED EQUITY INCOME FUND, INC.
BY: /s/ Todd P. Zerega Todd P. Zerega, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY: /s/ Todd P. Zerega Todd P. Zerega Assistant Secretary	Attorney In Fact For the Persons Listed Below	December 13, 2012
John F. Donahue *	Director
J. Christopher Donahue *	President (Principal Executive Officer)
Richard A. Novak*	Treasurer (Principal Financial Officer)
Nicholas P. Constantakis*	Director
John F. Cunningham*	Director
Maureen Lally-Green*	Director
Peter E. Madden*	Director
Charles F. Mansfield, Jr.*	Director
Thomas O’Neill*	Director
John S. Walsh*	Director
*By Power of Attorney

Prospectus/Proxy Statement–
Please Vote Today!
FEDERATED CAPITAL APPRECIATION FUND
A Portfolio of Federated Equity Funds
Federated Capital Appreciation Fund will hold a special meeting of shareholders on March 11, 2013. Please refer to the enclosed Prospectus/Proxy Statement as well as the highlighted information below for details on the proposal to be considered at the special meeting.
It is important for you to vote and we encourage you to do so. We recommend that you read the Prospectus/Proxy Statement in its entirety to help you decide on the vote.
Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like the one described here and in the accompanying Prospectus/Proxy Statement. As a shareholder, you have a right to vote on these changes and we urge you to do so. A prompt response will save the expense of additional follow-up mailings and solicitations.
What is the proposal?
The proposal is to reorganize Federated Capital Appreciation Fund into Federated Equity Income Fund, Inc. (the “Reorganization”).
Why has the Board of Trustees recommended that I vote in favor of the proposal?
•	The Board of Trustees recommends you vote in favor of the proposal because it believes that the Reorganization is in the best interest of Federated Capital Appreciation Fund and its shareholders and that the interests of existing shareholders will not be diluted as a result of the Reorganization.
•	After the Reorganization, shareholders of Federated Capital Appreciation Fund will be invested in a fund with greater long-term viability based on its stronger historical performance record and relative stability of flows, as well as, lower expenses and similar investment exposure.
Please see the section entitled “Summary—Reasons for the Proposed Reorganization” in the Prospectus/Proxy Statement for more information.
How will the Reorganization affect my investment?
•	The cash value of your investment will not change as a result of the Reorganization, and you will not have to pay any sales charge in connection with the transfer of your assets. You will receive shares of Federated Equity Income Fund, Inc. with a total dollar value equal to the total dollar value of the Federated Capital Appreciation Fund shares that you own at the time of the Reorganization.
If you own shares In:	You will receive shares of:
Federated Capital Appreciation Fund	Federated Equity Income Fund, Inc.
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
Class R Shares	Class R Shares
Institutional Shares	Institutional Shares

•	If you hold Class B or C Shares, you will receive credit for the amount of time you held your shares for purposes of the contingent deferred sales charge holding period on the Class B or C Shares of Federated Equity Income Fund, Inc. that you will receive.
•	The Reorganization is expected to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.
•	Federated Capital Appreciation Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable.

When will the Reorganization occur?
Assuming shareholder approval is obtained, the Reorganization is currently expected to occur after the close of business on or about March 22, 2013.
Will my current account options transfer over to my new account?
Yes, these servicing features will transfer automatically to your Federated Equity Income Fund, Inc. account. However, if you participate in a systematic investment program you will receive a communication requesting that you confirm your continued participation in such a plan.
What should I do in connection with the Reorganization?
Please vote your shares today. If the Reorganization is approved, your shares will automatically be exchanged for Federated Equity Income Fund, Inc. shares. Please do not attempt to make the exchange into Federated Equity Income Fund, Inc. yourself.
How do I vote?
There are several ways in which you can cast your vote:
•	You may vote in person at the March 11, 2013 meeting, or by completing and returning the proxy card enclosed with this statement.
•	You may vote by telephone or through the internet. Please refer to your ballot for the appropriate toll-free telephone number and web address.
If you:
1.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.
2.	Do not respond at all, we may contact you by telephone to request that you cast your vote.
Whom do I call if I have questions about this Prospectus/Proxy Statement?
Please don't hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.
Thank you in advance for your vote and your continued support of the Federated Funds.
After careful consideration, the Board of Trustees has unanimously approved this proposal.
The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal.

FEDERATED EQUITY FUNDS
Federated Capital Appreciation Fund
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 11, 2013
TO SHAREHOLDERS OF FEDERATED CAPITAL APPRECIATION FUND:
A special meeting of shareholders of Federated Capital Application Fund (FCAF) will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time), on March 11, 2013, for the following purposes:
(1)	To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Equity Income Fund, Inc. (FEIFI) would acquire the assets of FCAF, in exchange for Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares of FEIFI to be distributed pro rata by FCAF to its shareholders of Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares, respectively, in a complete liquidation and dissolution of FCAF; and
(2)	To transact such other business as may properly come before the special meeting or any adjournment thereof.
The Board of Trustees has fixed January 14, 2013, as the record date for determination of shareholders entitled to vote at the meeting.
By Order of the Board of Trustees,
John W. McGonigle
Secretary
____, 2013
PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
YOU CAN HELP THE FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING
FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED
PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN,
DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM
MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES
NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT
______, 2013
Acquisition of the assets of
FEDERATED CAPITAL APPRECIATION FUND
a portfolio of Federated Equity Funds
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
By and in exchange for Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares of
FEDERATED EQUITY INCOME FUND, INC.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
This Prospectus/Proxy Statement describes the proposal whereby Federated Capital Appreciation Fund (“FCAF”), a portfolio of Federated Equity Funds (the “Trust”) would transfer all of its assets to Federated Equity Income Fund, Inc. (“FEIFI”), in exchange for Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares of FEIFI (the “Reorganization”). FEIFI shares received will then be distributed pro rata by FCAF. As a result of the Reorganization, each owner of FCAF's Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares will become the owner of Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares, respectively, of FEIFI, having a total net asset value (“NAV”) equal to the total NAV of the shareholder's holdings in FCAF on the date of the Reorganization (the “Closing Date”). For purposes of this Prospectus/Proxy Statement, FCAF and FEIFI may be referred to individually, as applicable, as a “Fund” and, collectively, as the “Funds.”
The Board of Trustees (the “Board”) of FCAF has determined that the Reorganization is in the best interests of FCAF and its shareholders and that interests of the existing shareholders of FCAF will not be diluted as a result of the Reorganization. The Board is recommending that shareholders of FCAF approve the Reorganization. Information on the rationale for the Reorganization is included in this Prospectus/Proxy Statement in the section entitled “Summary—Reasons for the Proposed Reorganization.”
The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the ”Code”). For information on the tax consequences of the Reorganization, see the sections entitled “Summary—Tax Consequences” and “Information about the Reorganization—Federal Income Tax Consequences” in this Prospectus/Proxy Statement.
The investment objective of FCAF is to provide capital appreciation. The investment objective of FEIFI is to provide above average income and capital appreciation. Each of the Funds seeks to achieve capital appreciation through investing primarily in domestic equity securities. For a comparison of the investment objectives, policies, limitations and risks of FCAF with those of FEIFI, see the section entitled “Summary—Comparison of Investment Objectives, Policies and Risks” in this Prospectus/Proxy Statement. The Funds are both managed by Federated Equity Management Company of Pennsylvania (the “Adviser”)
This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectuses for FEIFI, dated March 30, 2012 and ____, 2012, which are incorporated herein by reference. The Statement of Additional Information dated ____, 2013 relating to this Prospectus/Proxy Statement, contains additional information and has been filed by FEIFI with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. In addition, each of the following documents is incorporated by reference (legally considered to be part of the Prospectus/Proxy Statement):
1. Statements of Additional Information for FEIFI dated March 30, 2012 and ____, 2013 (File Nos. 33-6901 and 811-4743);
2. Annual Report for FEIFI dated November 30, 2011 (File Nos. 33-6901 and 811-4743);
3. Annual Report for FCAF dated October 31, 2011 (File Nos. 2-91090 and 811-4017);

4. Semi-Annual Report for FEIFI dated May 31, 2012 (File Nos. 33-6901 and 811-4743); and
5. Semi-Annual Report for FCAF dated April 30, 2012 (File Nos. File Nos. 2-91090 and 811-4017).
Copies of these materials and other information about FCAF and FEIFI may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. You can copy and review information about the Funds at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202)551-8090. Reports and other information about FCAF and FEIFI are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-1520.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on March 11, 2013: This Prospectus/Proxy Statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.
SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

SUMMARY
This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A form of the Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Reorganization will be conducted is attached to this Prospectus/Proxy Statement as Annex A. The prospectuses of FEIFI accompany this Prospectus/Proxy Statement.
REASONS FOR THE PROPOSED REORGANIZATION
The Reorganization is being proposed to shareholders of FCAF primarily because FCAF has been experiencing significant net outflows in recent years due to volatile performance. FCAF experienced net outflows of -$235 million year to date through September 30, 2012 and -$310 million in 2011. The Adviser has advised the Board that the Adviser believes that the Reorganization would result in current shareholders of FCAF receiving shares in a fund with a stronger historical performance track record, lower expenses and similar investment exposure. The investment objective of FCAF is to achieve capital appreciation. The investment objective of FEIFI is to provide above average income and capital appreciation.
The Board has voted to recommend to holders of shares of FCAF the approval of the Plan, pursuant to which FEIFI will acquire all of FCAF's assets (except for deferred or prepaid expenses to the extent that they do not have a continuing value to FEIFI, and which are not expected to be material in amount) in exchange for Class A Shares, Class B Shares, Class C Shares, Class R Shares (a new share class created for the Reorganization) and Institutional Shares of FEIFI (the “Exchange”). Immediately following the Exchange, FCAF, will distribute the Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares of FEIFI received in the exchange pro rata to its holders of Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares, respectively, in a complete liquidation and termination of FCAF. As a result of the Reorganization, each owner of FCAF's Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares will become the owner of Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares, respectively, of FEIFI, having a total NAV equal to the total NAV of the shareholder's holdings in FCAF on the date of the Closing Date. FEIFI is expected to be the accounting survivor of the Reorganization. FCAF will be required to discharge all of its respective liabilities and obligations prior to consummation of the Reorganization.
It is anticipated that FCAF will dispose of a substantial amount of its portfolio holdings prior to the Reorganization to better align the Portfolios of FCAF and FEIFI and to recognize embedded gains. The exact amount of the securities that will need to be disposed of will not be known until closer to the Closing Date. Significant differences in portfolio holdings may be attributable to differences in investment style.
The Board concluded to recommend to shareholders of FCAF that they vote to approve the Reorganization. Pursuant to Rule 17a-8 under the Investment Company Act of 1940 (the “1940 Act”), the Board, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, determined that the Reorganization is in the best interest of FCAF and its shareholders, and that the interests of existing FCAF shareholders would not be diluted as a result of the Reorganization.
The Board of Directors (the “Directors”) of FEIFI likewise approved the Reorganization on behalf of FEIFI. Pursuant to Rule 17a-8 under the 1940 Act, the Directors of FEIFI, including a majority of the Directors who are not “interested persons,” determined that the Reorganization is in the best interest of FEIFI and its shareholders, and that the interests of existing FEIFI shareholders would not be diluted as a result of the Reorganization.
In considering the proposed Reorganization, and reaching the above conclusions, the board of each Fund took into consideration a number of factors, including:
•	The compatibility of FCAF's and FEIFI's investment objectives, policies, and limitations;
•	The lower gross and net expenses of FEIFI compared to the expenses of FCAF;
•	The greater long-term viability of FEIFI based on its stronger historical performance record and relative stability of flows;
•	The fact that the it is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes (and that the Funds will receive an opinion of counsel to this effect);
•	The fact that the Adviser may be unwilling to continue to waive or reimburse certain operating expenses of FCAF;
•	The Board of FCAF considered the fact that a substantial portion of the FCAF portfolio will likely need to be sold prior to the Reorganization.
•	The Directors of FEIFI also considered that FEIFI is expected to benefit from the increase in its assets resulting from the Reorganization allowing it the option of further diversifying its portfolio.

•	There will be no dilution to shareholders in the transaction, because each FCAF shareholder will become the owner of shares of FEIFI having a total net asset value equal to the total net asset value of his or her holdings in FCAF on the date of the Reorganization.
With respect to Reorganization-related expenses:
•	FEIFI will pay registration fees, with respect to securities issued pursuant to the Reorganization, on an as incurred basis;
•	FCAF will pay direct proxy expenses (e.g., mailing, processing, tabulation, printing and solicitation costs and expenses) associated with the Reorganization estimated at $299,655. FCAF will also pay certain brokerage commissions and fees (i.e. brokerage costs) estimated at $400,000 for the sale of certain portfolio securities, and the purchase of replacement portfolio securities.
•	The Adviser will pay the other direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees).The effect on the net asset value of FCAF as a result of the payment of the brokerage costs and the brokerage expense would be approximately $0.00905 per share.
•	Given the waiver positions of FCAF and the fact that FCAF is being operated at the applicable voluntary expense caps, the Adviser expects that the Adviser and its affiliates will indirectly pay all or a significant portion of the expenses FCAF is being asked to bear (excluding brokerage costs).
•	The effect on the net asset value of FCAF as a result of the payment of the direct proxy expenses would be approximately $0.0158 per share (before taking into account the impact of waivers).
In sum, FCAF shareholders will be receiving shares in a relatively viable and competitive fund with expense ratios below the expense ratios of FCAF. FCAF shareholders also will be receiving shares of FEIFI in a Reorganization transaction that is intended to be tax-free and therefore will experience a preferable tax result as compared to a liquidation of FCAF.
Given the above factors, the Adviser believes that the bulk of the benefits of the Reorganization favor FCAF and its shareholders, as opposed to the Adviser and its affiliates, and that, in this instance, the proposed allocation of expenses is reasonable and appropriate, and does not result in unfair dilution nor does it result in FCAF bearing the cost of a transaction where a greater benefit will accrue to another person (such as the Adviser and its affiliates).
TAX CONSEQUENCES
Tax-Free Reorganization Under The Code
As a condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a “tax-free reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), so that no gain or loss will be recognized directly as a result of the Reorganization by either Fund or FCAF's shareholders. It is possible that the shareholders of FCAF, as a result of the Reorganization, may to be exposed to a capital gain distribution as a result of selling portfolio securities prior to the Reorganization. Any brokerage associated with the disposition of portfolio securities by FCAF, prior to the Reorganization, will be borne by FCAF.

Distributions Associated with the Reorganization
As noted above, shareholders generally will not incur capital gains or losses on the exchange of shares of FCAF for shares of FEIFI as a result of the Reorganization. However, shareholders will incur capital gains or losses if they sell their shares of FCAF before the Reorganization becomes effective or sell/exchange their shares of FEIFI after the Reorganization becomes effective. Shareholders also will be responsible for tax obligations associated with monthly, periodic or other dividend or capital gains distributions that occur prior to and after the Reorganization.
For example, shareholders will be responsible for any taxes payable in connection with taxable distributions made, if any, by FCAF immediately before the Closing Date. These distributions may include capital gains realized on dispositions of portfolio securities in the ordinary course of business or in connection with the Reorganization. It is anticipated that FCAF will dispose of a substantial amount of its portfolio securities prior to the Reorganization in order to better align its portfolio with that of FEIFI and to recognize embedded gains. This may cause FCAF to deviate from its stated investment objectives and strategies. Any brokerage charges associated with the disposition of portfolio securities by FCAF, prior to the Reorganization, will be borne by FCAF. As of the Closing Date, if any such dispositions of portfolio securities from the portfolio of FCAF result in FCAF having a distributable capital gain, such capital gain will be distributed to shareholders as a taxable distribution prior to the Reorganization being consummated.
Impact of Reorganization on Capital Loss Carryforwards
As of their last fiscal year ends for which audited financial statements are available, FCAF had capital loss carryforwards of $48.9 million as of October 31, 2012 and FEIFI had an estimated $145.5 million as of November 30, 2012. Capital loss carryforwards will reduce a Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted under the Code and, thus, will reduce the amount of distributions to shareholders that would otherwise be necessary to relieve a Fund of any liability for federal income tax. As of November 30, 2012 FCAF also had estimated year-to-date unrealized gains of $88.7 million and year-to-date realized gain of $2.9 million. Based on market values as of November 30, 2012, it is anticipated that FCAF will realize approximately $40 million of these unrealized gains as a result of above mentioned pre-Reorganization sales activity As of November 30, 2012 FEIFI had estimated year-to-date unrealized gains of $77 million.
The utilization of any capital loss carryforwards and realized losses of the Funds generated prior to the Reorganization may be subject to limitations under the Code, including limitations that may be imposed as a result of the Reorganization. Depending on the amount of gains that may actually be recognized by FEIFI following the Reorganization, the consummation of the Reorganization may result in a portion of otherwise available capital loss carryforwards not being utilized prior to their expiration. To the extent that FCAF would be in a net capital gain position or have undistributed ordinary income prior to the Reorganization, final capital gain and ordinary income distributions will be made to shareholders of FCAF.
Shareholders of FCAF should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.
THE BOARD OF TRUSTEES OF FCAF UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE REORGANIZATION.
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS
This section will help you compare the investment objectives, policies and risks of the Funds. Following the Reorganization, FCAF will follow the investment objective, limitations, policies and risks of FEIFI. The investment objectives, policies and risks of the Funds are similar. Although each Fund has a different approach to selecting portfolio securities. The differences in the Funds' investment limitations are discussed below. Please be aware the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in each Fund's prospectus.
INVESTMENT OBJECTIVES AND POLICIES
FCAF
The Fund's investment objective is to provide capital appreciation.
The Fund pursues its investment objective by investing primarily in common stocks of domestic companies with large and medium market capitalizations that offer superior growth prospects or of companies whose stock is undervalued. This includes companies with market capitalizations in excess of $500 million. Market capitalization is determined by multiplying the number of outstanding shares by the current market price per share. The Fund may also invest in common stocks of foreign issuers (including American Depositary Receipts (ADRs).

The Fund invests primarily in stocks of companies that the Adviser expects to have better future prospects than are reflected in the prices of those stocks. In its stock selection process, the Fund uses a combination of top down macro analysis and bottom up fundamental analysis. With respect to its top down macro analysis the Adviser may analyze macro fundamentals such as industrial production, consumer spending and global growth, and macro technicals such as market trends, credit spreads, relative strength of the U.S. dollar, and commodity levels. With respect to its bottom up fundamental analysis, the Adviser evaluates a company's fundamentals and attempts to project long-term future earnings growth rates. In addition, the Adviser employs valuation analysis as a framework for evaluating how the stock could be valued. The fundamental research is conducted by the Adviser's staff. Fundamental analysis includes, but is not limited to, examination of a company's product positioning, management quality and sustainability of growth trends. Valuation analysis frequently includes, but is not limited to, examining traditional valuation metrics, such as price-to-earnings, price-to-cash flow and price-to-sales ratios, on both an absolute and relative basis.
The Fund may also seek capital appreciation by buying securities in initial public offerings. The Fund will participate in such offerings without regard to the issuer's market capitalizations. The Adviser may select initial public offerings based on its fundamental analysis of the issuer.
Feifi
The investment objective of FEIFI is to provide above average income and capital appreciation.
The Fund pursues its investment objective by investing primarily in income-producing equity securities. The Fund's holdings ordinarily will be in dividend paying stocks of large- and middle-capitalization companies. The Adviser attempts to manage the Fund so that, on average, the Fund's portfolio yield is greater than the yield of the S&P 500 Index. In addition, the equity securities held by the Fund will generally have a history and an expectation of paying increasing dividends to shareholders.
The Adviser performs a review of potential issuers, looking at criteria appropriate to the Fund's investment goals. The Adviser examines primarily large- and middle-capitalization companies, which, in the Adviser's opinion, are trading at a low valuation in relation to their historic and current market prices, and to their expected future price based on projected earnings.
The Adviser's process for selecting equity investments attempts to identify high-quality, mid- to large-cap companies with high relative dividend yields that are likely to maintain and increase their dividends. A company's dividend yield is high when it is higher than the current yield of the stock market. By investing in companies with high relative dividend yields, the Adviser seeks to reduce the downside risk and volatility of the Fund's portfolio and to purchase stocks that may significantly increase in price as the market recognizes the company's true value.
After identifying candidates through a screening process, the Adviser performs fundamental research and analysis to select stocks that exhibit the most promising long-term return for the Fund's portfolio, as well as securities that exhibit dividend growth potential. In selecting securities, the Adviser focuses on the current financial condition of the issuing company, in addition to examining its business and product strength, earnings quality, competitive position, management expertise and sustainability of current growth trends. Further, the Adviser considers current economic, financial market and industry factors, which may affect the issuing company. The Adviser's key buy criteria favor companies operating within mature industries, with long operating histories, that are market leaders, with well-known brand names or market franchises, or with above average sales and strong cash flows that have efficient capital allocation processes.
Companies with similar characteristics may be grouped together in broad categories called sectors. The Adviser diversifies the Fund's investments, limiting the Fund's risk exposure with respect to individual securities and industry sectors.
The Fund may also invest in securities of foreign (including emerging market) issuers, and may invest in real estate investment trusts and securities of other investment companies (including exchange-traded funds).
The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid instruments in an attempt to benefit from changes in the value of the underlying investment(s). Additionally, by way of example, the Fund may use derivative contracts in an attempt to:
•	obtain premiums from the sale of derivative contracts;
•	realize gains from trading a derivative contract; or
•	hedge against potential losses.
There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

Because the Fund refers to equity income investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to invest normally less than 80% of its net assets (plus any borrowings for investment purposes) in income producing equity investments.
COMPARISON OF RISKS
Because each Fund has similar investment objectives and policies, their principal risks will be similar. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund.
The following summarizes some of the more significant risk factors relating to both Funds.
•	Stock Market Risk. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
•	Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.
•	Risk of Foreign Investing. Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
•	Risk of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
•	Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and stock market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.
•	Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss of its assets.
FCAF is also subject to the following risks to a greater extent than FEIFI:
•	Liquidity Risk. The equity securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
•	Risk Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
•	Medium-Sized Companies Risk. The Fund may invest in mid-size companies. Mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. You should expect that the value of the Fund's Shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
FEIFI is also subject to the following risks to a greater extent than FCAF:
•	Risk Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
•	Risk of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

•	Exchange-Traded Funds Risk. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchanged traded) that has the same investment objectives, strategies and policies.
•	Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund.
•	Leverage Risk. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
•	Credit Risk. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
COMPARISON OF INVESTMENT LIMITATIONS
Each Fund has fundamental investment limitations which cannot be changed without shareholder approval. Each Fund also has non-fundamental investment limitations which may be changed by the relevant Fund's board without shareholder approval. The following chart compares the fundamental and non-fundamental limitations of FCAF and FEIFI. The fundamental investment limitations and non-fundamental investment limitations of the Funds are substantially the same, with one exception noted below regarding the non-fundamental commodities policy of FEIFI.
FCAF	FEIFI
Diversification (Fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase the securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if the Fund would own more than 10% of the outstanding voting securities of that issuer.	Diversification (Fundamental) Same
Borrowing Money and Issuing Senior Securities (Fundamental)
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”).	Borrowing Money and Issuing Senior Securities (Fundamental) Same
Investing in Real Estate (Fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.	Investing in Real Estate (Fundamental) Same
Investing in Commodities (Fundamental) The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.	Investing in Commodities (Fundamental) Same
Underwriting (Fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.	Underwriting (Fundamental) Same
Lending (Fundamental)
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.	Lending (Fundamental) Same

FCAF	FEIFI
Concentration (Fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.	Concentration (Fundamental) Same
Investing in Illiquid Securities (Non-Fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's assets.	Illiquid Securities (Non-Fundamental) Same
Pledging Assets (Non-Fundamental)
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.	Pledging Assets (Non-Fundamental) Same
Concentration (Non-Fundamental)
In applying the Fund's concentration restrictions: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations as a matter of non-fundamental policy, the Fund will not exclude foreign banks from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activists in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute “concentration.”	Concentration (Non-Fundamental) Same
Purchases on Margin (Non-Fundamental)
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.	Purchases on Margin (Non-Fundamental) Same
Commodities (Non-Fundamental)) None	Commodities (Non-Fundamental)
For purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities
PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES
The procedures for purchasing, redeeming and exchanging shares of FCAF are substantially similar to those for purchasing, redeeming and exchanging shares of FEIFI. See the section entitled “Purchase, Redemption and Exchange Procedures” below for more information regarding these procedures.
COMPARATIVE FEE TABLES
Like all mutual funds, each Fund incurs certain expenses in its operations. These expenses include management fees, as well as the cost of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities. You will not pay any sales charges in connection with the Reorganization.

Holders of FCAF's Class A Shares will not be charged a front-end load when such shareholders receive FEIFI's Class A Shares in the Reorganization. Holders of FCAF's Class B Shares and Class C Shares will receive credit for the amount of time that they have held their FCAF Class B Shares and Class C Shares toward the CDSC holding period when such shareholders receive FEIFI's Class B Shares and Class C Shares in the Reorganization. Set forth in the tables below is information regarding the fees and expenses incurred by each class of shares of FCAF and each corresponding class of shares of FEIFI, and the anticipated pro forma fees for the corresponding class of FEIFI giving effect to the Reorganization. It is anticipated that FEIFI will be the accounting survivor after the Reorganization.
federated CAPITAL APPRECIATION fund class a shares–Federated equity income fund, inc. class a shares
Fees and Expenses
This table describes (1) the actual fees and expenses for the Class A Shares (A) of Federated Capital Appreciation Fund for the fiscal year ended October 31, 2011; (2) the actual fees and expenses for the Class A Shares (A) of Federated Equity Income Fund, Inc. for the fiscal year ended November 30, 2011; and (3) the pro forma fees and expenses of the Class A Shares of Federated Equity Income Fund, Inc. on a combined basis after giving effect to the Reorganization.
Shareholder Fees (fees paid directly from your investment)	Federated Capital Appreciation Fund–A	Federated Equity Income Fund, Inc.–A	Federated Equity Income Fund, Inc.–A Pro Forma Combined
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.60%	0.60%
Distribution (12b-1) Fee	0.05%	0.05%	0.05%
Other Expenses	0.56%	0.62%	0.58%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.37%	1.28%	1.24%
Fee Waivers and/or Expense Reimbursements	0.12%[1]	0.14%[2]	0.10%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.25%	1.14%	1.14%
1	Federated Capital Appreciations Fund's Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's A class (after the voluntary waivers and/or reimbursements) will not exceed 1.24% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) August 1, 2013; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.
2	Effective March 30, 2012, Federated Equity Income Fund , Inc.'s Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's A class (after the voluntary waivers and/or reimbursements) will not exceed 1.13% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) April 1, 2013; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees. If this Reorganization is approved, the Termination Date will be extended to the later of (a) January 1, 2014 or (b) the date of the Fund's next effective Prospectus.

Example
This Example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Federated Capital Appreciation Fund–A	$682	$960	$1,259	$2,106
Federated Equity Income Fund, Inc.–A	$673	$934	$1,214	$2,010
Federated Equity Income Fund, Inc.–A, Pro Forma Combined	$669	$922	$1,194	$1,967
FEDERATED CAPITAL APPRECIATION FUND CLASS B SHARES–FEDERATED EQUITY INCOME FUND, INC.
CLASS B SHARES
Fees and Expenses
This table describes (1) the actual fees and expenses for the Class B Shares (B) of Federated Capital Appreciation Fund for the fiscal year ended October 31, 2011; (2) the actual fees and expenses for the Class B Shares (B) of Federated Equity Income Fund, Inc. for the fiscal year ended November 30, 2011; and (3) the pro forma fees and expenses of the Class B Shares of Federated Equity Income Fund, Inc. on a combined basis after giving effect to the Reorganization.
Shareholder Fees (fees paid directly from your investment)	Federated Capital Appreciation Fund–B	Federated Equity Income Fund, Inc.–B	Federated Equity Income Fund, Inc.–B Pro Forma Combined
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	5.50%	5.50%	5.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.60%	0.60%
Distribution (12b-1) Fee	0.75%	0.75%	0.75%
Other Expenses	0.64%	0.62%	0.70%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.15%	1.98%	2.06%
Fee Waivers and/or Expense Reimbursements	0.04%[1]	0.08%[2]	0.16%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.11%	1.90%	1.90%
1	Federated Capital Appreciations Fund's Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's B class (after the voluntary waivers and/or reimbursements) will not exceed 2.10% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) January 1, 2013; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.
2	Effective March 30, 2012, Federated Equity Income Fund , Inc.'s Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's B class (after the voluntary waivers and/or reimbursements) will not exceed 1.89% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) April 1, 2013; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees. If this Reorganization is approved, the Termination Date will be extended to the later of (a) January 1, 2014 or (b) the date of the Fund's next effective Prospectus.
Example
This Example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Federated Capital Appreciation Fund–B:
Expenses assuming redemption	$768	$1,073	$1,354	$2,284
Expenses assuming no redemption	$218	$673	$1,154	$2,284
Federated Equity Income Fund, Inc.–B:
Expenses assuming redemption	$751	$1,021	$1,268	$2,126
Expenses assuming no redemption	$201	$621	$1,068	$2,126
Federated Equity Income Fund, Inc.–B, Pro Forma Combined:
Expenses assuming redemption	$759	$1,046	$1,309	$2,177
Expenses assuming no redemption	$209	$646	$1,108	$2,177
FEDERATED CAPITAL APPRECIATION FUND CLASS C SHARES–FEDERATED EQUITY INCOME FUND, INC. CLASS C SHARES
Fees and Expenses
This table describes (1) the actual fees and expenses for the Class C Shares (C) of Federated Capital Appreciation Fund for the fiscal year ended October 31, 2011; (2) the actual fees and expenses for the Class C Shares (C) of Federated Equity Income Fund, Inc. for the fiscal year ended November 30, 2011; and (3) the pro forma fees and expenses of the Class C Shares of Federated Equity Income Fund, Inc. on a combined basis after giving effect to the Reorganization.
Shareholder Fees (fees paid directly from your investment)	Federated Capital Appreciation Fund–C	Federated Equity Income Fund, Inc.–C	Federated Equity Income Fund, Inc.–C Pro Forma Combined
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	1.00%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.60%	0.60%
Distribution (12b-1) Fee	0.75%	0.75%	0.75%
Other Expenses	0.58%	0.62%	0.58%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.09%	1.98%	1.94%
Fee Waivers and/or Expense Reimbursements	0.02%[1]	0.08%[2]	0.04%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.07%	1.90%	1.90%
1	Federated Capital Appreciations Fund's Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's C class (after the voluntary waivers and/or reimbursements) will not exceed 2.06% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) January 1, 2013; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.
2	Effective March 30, 2012, Federated Equity Income Fund , Inc.'s Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's C class (after the voluntary waivers and/or reimbursements) will not exceed 1.89% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) April 1, 2013; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees. If this Reorganization is approved, the Termination Date will be extended to the later of (a) January 1, 2014 or (b) the date of the Fund's next effective Prospectus.

Example
This Example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Federated Capital Appreciation Fund–C:
Expenses assuming redemption	$312	$655	$1,124	$2,421
Expenses assuming no redemption	$212	$655	$1,124	$2,421
Federated Equity Income Fund, Inc.–C:
Expenses assuming redemption	$301	$624	$1,068	$2,306
Expenses assuming no redemption	$201	$621	$1,068	$2,306
Federated Equity Income Fund, Inc.–C, Pro Forma Combined:
Expenses assuming redemption	$297	$609	$1,047	$2,264
Expenses assuming no redemption	$197	$609	$1,047	$2,264
FEDERATED CAPITAL APPRECIATION FUND CLASS R SHARES
Fees and Expenses
This table describes (1) the actual fees and expenses for the Class R Shares (R) of Federated Capital Appreciation Fund for the fiscal year ended October 31, 2011; (2) the anticipated fees and expenses for the Class R Shares (R) of Federated Equity Income Fund, Inc. for the fiscal year ended November 30, 2013; and (3) the pro forma fees and expenses of the Class R Shares of Federated Equity Income Fund, Inc. on a combined basis after giving effect to the Reorganization.
Shareholder Fees (fees paid directly from your investment)	Federated Capital Appreciation Fund–R	Federated Equity Income Fund, Inc.–R	Federated Equity Income Fund, Inc.–R Pro Forma Combined
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.60%	0.60%
Distribution (12b-1) Fee	0.50%	0.50%	0.50%
Other Expenses	0.47%	0.47%	0.47%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.73%	1.58%	1.58%
Fee Waivers and/or Expense Reimbursements	0.26%[1]	0.25%[2]	0.25.%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.47%	01.33%	1.33%
1	Federated Capital Appreciations Fund's Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's R class (after the voluntary waivers and/or reimbursements) will not exceed 1.46% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) August 1, 2013; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.
2	Effective January XX, 2013, Federated Equity Income Fund , Inc.'s Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's R class (after the voluntary waivers and/or reimbursements) will not exceed 1.39% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) , February 1, 2014; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.

Example
This Example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Federated Capital Appreciation Fund–R	$176	$545	$939	$2,041
Federated Equity Income Fund, Inc.–R	$161	$499	$860	$1,878
Federated Equity Income Fund, Inc.–R, Pro Forma Combined	$161	$499	$860	$1,878
FEDERATED CAPITAL APPRECIATION FUND INSTITUTIONAL SHARES–FEDERATED EQUITY INCOME FUND, INC. INSTITUTIONAL SHARES
Fees and Expenses
This table describes (1) the actual fees and expenses for the Institutional Shares (IS) of Federated Capital Appreciation Fund for the fiscal year ended October 31, 2011; (2) the actual fees and expenses for the Institutional Shares (IS) of Federated Equity Income Fund, Inc. for the fiscal year ended November 30, 2011; and (3) the pro forma fees and expenses of the IS Shares of Federated Equity Income Fund, Inc. on a combined basis after giving effect to the Reorganization.
Shareholder Fees (fees paid directly from your investment)	Federated Capital Appreciation Fund–IS	Federated Equity Income Fund, Inc.–IS	Federated Equity Income Fund, Inc.–IS Pro Forma Combined
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.60%	0.60%
Distribution (12b-1) Fee	None	None	None
Other Expenses	0.25%	0.32%	0.32%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.01%	0.93%	0.93%
Fee Waivers and/or Expense Reimbursements	0.02%[1]	0.03%[2]	0.03%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.99%	0.90%	0.90%
1	Federated Capital Appreciations Fund's Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's IS class (after the voluntary waivers and/or reimbursements) will not exceed 0.98% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) August 1, 2013; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.
2	Effective March 30, 2012, Federated Equity Income Fund , Inc.'s Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's IS class (after the voluntary waivers and/or reimbursements) will not exceed 0.89% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) April 1, 2013; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees. If this Reorganization is approved, the Termination Date will be extended to the later of (a) January 1, 2014 or (b) the date of the Fund's next effective Prospectus.
Example
This Example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Federated Capital Appreciation Fund–IS	$103	$322	$558	$1,236
Federated Equity Income Fund, Inc.–IS	$95	$296	$515	$1,143
Federated Equity Income Fund, Inc.–IS, Pro Forma Combined	$95	$296	$515	$1,143
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples above, affect each Fund's performance. During the most recent fiscal year, FCAF's portfolio turnover rate was 175% and FEIFI's portfolio turnover rate was 123% of the average value of each Fund's respective portfolio.
COMPARISON OF POTENTIAL RISKS AND REWARDS: PERFORMANCE INFORMATION
The performance information shown below will help you analyze FCAF's and FEIFI's investment risks in light of their historical returns. The bar charts compare the potential risks and rewards of investing in each Fund. The bar charts provide an indication of the risks of investing in each Fund by showing the variability of each Fund's performance on a calendar year-to-year basis.
The average annual total return tables show returns averaged over the stated periods, and include comparative performance information. The tables show how the Funds' average annual total returns for one year, five years and 10 years (or start of performance if shorter) compare to the returns of a broad-based securities market index. The average annual total returns are reduced to reflect applicable sales charges. In addition to Return Before Taxes, Return After Taxes is shown to illustrate the effect of federal taxes on returns. Actual after tax returns depend upon each investor's personal tax situation, and are likely to differ from those shown. The tables also show returns for the applicable Fund's broad-based securities market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged and, unlike the Funds, are not affected by cash flows. It is not possible to invest directly in the indexes.
Federated Capital Appreciation Fund–Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
The Fund's Class A Shares total return for the nine-month period from January 1, 2012 to September 30, 2012, was 10.89%.
Within the periods shown in the bar chart, the Fund's Class A Shares highest quarterly return was 14.46% (quarter ended June 30, 2003). Its lowest quarterly return was (18.04)% (quarter ended December 31, 2008).
Average Annual Total Return Table
The Fund's Institutional Shares and Class R Shares commenced operation on December 31, 2007 and April 8, 2003, respectively. For the period prior to the commencement of operation of the Institutional Shares and Class R Shares, the performance information shown is for the Fund's Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of Class A Shares. The performance of Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses that may have occurred during the period prior to the commencement of operation of the Institutional Shares. For the period prior to the commencement of operations of the Class R Shares, the performance information shown is for the Fund's Class A Shares, adjusted to reflect the expenses of the Class R Shares which are higher than Class A Shares expenses.
In addition to Return Before Taxes, Return After Taxes is shown for the Fund's Class A Shares class to illustrate the effect of federal taxes on Fund returns. After- tax returns are shown only for Class A Shares and after tax-returns for B, C, R and Institutional Share classes will differ from these shown for Class A Shares. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant through a 401(k) plan, an Individual Retirement Account (IRA) or other tax-advantaged investment plan.
(For the Period Ended December 31, 2011)
	1 Year	5 Years	10 Years
A:
Return Before Taxes	(10.47)%	(2.01)%	1.43%
Return After Taxes on Distributions	(10.66)%	(3.03)%	0.54%
Return After Taxes on Distributions and Sale of Fund Shares	(6.81)%	(1.92)%	1.07%
B:
Return Before Taxes	(11.24)%	(2.03)%	1.35%
C:
Return Before Taxes	(6.97)%	(1.68)%	1.20%
R:
Return Before Taxes	(5.49)%	(1.29)%	1.57%
IS:
Return Before Taxes	(5.07)%	(0.69)%	2.10%
Standard & Poor's 500 Index[1] (reflects no deduction for fees, expenses or taxes)	2.11%	(0.25)%	2.92%
Lipper Large Cap Core Funds Average[2]	(1.65)%	(1.57)%	2.18%
1	The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2	Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. They do not reflect sales charges.

Federated Equity Income Fund, Inc.–Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's A class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns for each class averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
The Fund's Class A Shares total return for the nine-month period from January 1, 2012 to September 30, 2012 was 11.49%.
Within the periods shown in the bar chart, the Fund's Class A Shares highest quarterly return was 16.99% (quarter ended June 30, 2003). Its lowest quarterly return was (16.14)% (quarter ended December 31, 2008).
Average Annual Total Return Table
The Fund's Institutional Shares commenced operation on March 30, 2012. The Fund's R Class is expected to commence operations on or about January XX, 2013. For the period prior to the commencement of operation for the Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance of Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares has a lower expense ratio than the expense ratio of the Class A Shares. For the period prior to commencement of operations of the Class R Shares, the performance information shown is for the Fund's Class A Shares, adjusted to reflect the expenses of the Class R Shares. The performance of Class A Shares has been adjusted to reflect the absence of sales charges and adjusted to remove any voluntary waiver of the Fund's expenses related to the Class A Shares that may have occurred during the period prior to the commencement of operations of the Institutional Shares and the Class R Shares.
In addition to Return Before Taxes, Return After Taxes is shown for the Fund's Class A Shares to illustrate the effect of federal taxes on Fund returns. After- tax returns are shown only for Class A Shares and after tax-returns for B, C, R and Institutional Share classes will differ from these shown for Class A Shares. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.

(For the Period Ended December 31, 2011)
	1 Year	5 Years	10 Years
A:
Return Before Taxes	1.54%	(1.16)%	3.14%
Return After Taxes on Distributions	0.80%	(1.75)%	2.62%
Return After Taxes on Distributions and Sale of Fund Shares	1.28%	(1.08)%	2.58%
B:
Return Before Taxes	1.09%	(1.19)%	3.06%
C:
Return Before Taxes	5.64%	(0.84)%	2.92%
F:
Return Before Taxes	5.13%	(0.54)%	3.33%
R:
Return Before Taxes	7.17%	(0.30)%	3.49%
IS:
Return Before Taxes	7.46%	(0.03)%	3.73%
Russell 1000 Value Index[1] (reflects no deduction for fees, expenses or taxes)	0.39%	(2.64)%	3.89%
90% Russell 1000 Value Index/10% Bank of America Merrill Lynch 3-Month T-Bill Index[1]	0.36%	(2.23)%	3.70%
1	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The 90% Russell 1000 Value Index/10% Bank of America Merrill Lynch 3-Month T-Bill Index is a blended index which is comprised of the Russell 1000 Value Index and the Bank of America Merrill Lynch 3-Month T-Bill Index.
Financial Highlights
The Financial Highlights for FCAF and FEIFI are included as Annex B to this Prospectus/Proxy Statement. The Financial Highlights will help you understand each Fund's financial performance for its past five fiscal years. Some of the information is presented on a per-share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.
For FCAF, the information has been audited by KPMG LLP an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Fund's Annual Report.
For FEIFI, the information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Fund's Annual Report.
INVESTMENT ADVISERS
The investment adviser for each of the Funds is Federated Equity Management Company of Pennsylvania (“Adviser”). The Board selects and oversees the Adviser. The Adviser manages the Funds' assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Funds. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.
The Adviser, and other subsidiaries of Federated advise approximately 136 equity, fixed-income and money market mutual funds, as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S/offshore funds), which totaled approximately $369.7 billion in assets as of December 31, 2011. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,352 employees. Federated provides investment products to approximately 4,700 investment professionals and institutions.
The Adviser advises approximately 20 equity mutual funds (including sub-advised funds) which totaled approximately $15.9 billion in assets as of December 31, 2011.

Portfolio Management Information
FCAF
James E. Grefenstette
James E. Grefenstette has been FCAF's Senior Portfolio Manager since April 2011. He is Vice President of the Fund's Adviser. Mr. Grefenstette joined Federated in December 2009. Previously, he served as founder and managing partner of Blazer Investment Advisers from April 2008 until December 2009, and as founder and managing partner of Aspirante Capital Management, a long/short hedge fund, from August 2006 until September 2007. Prior to that, Mr. Grefenstette worked at Federated as Portfolio Manager of the Fund from 1994 until June 2006 and as Senior Vice President of the Fund's Adviser from January 2000 until July 2006. He also served as Vice President and Assistant Vice President of the Fund's Adviser from 1994 until 1999. Mr. Grefenstette has received the Chartered Financial Analyst designation, he received his M.S. in Industrial Administration from Carnegie Mellon University and his BSBA from Georgetown University.
Dean J. Kartsonas
Dean J. Kartsonas has been FCAF's Portfolio Manager since May 2007. Mr. Kartsonas joined Federated as an Investment Analyst in the High Yield department in September 1994. From March 2000 through May 2007, he served as a Portfolio Manager and a Senior Investment Analyst in the equity department. He became a Vice President in January 2004 and has received the Chartered Financial Analyst designation. He earned his B.S. from Cornell University and his M.B.A. from the University of Pittsburgh.
FEIFI
John L. Nichol
John L. Nichol, Senior Portfolio Manager, has been FEIFI's portfolio manager since October 2002. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in January 2004. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol has received the Chartered Financial Analyst designation. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.
Linda Bakhshian
Linda Bakhshian, CPA and Portfolio Manager, has been a portfolio manager of FEIFI's since November 2009. Ms. Bakhshian joined Federated in 2007 and was named a Vice President of the Fund's Adviser in April 2010. Previously, she served as an equity research analyst with the Principal Financial Group from September 2002 to October 2007. Ms. Bakhshian has earned the Chartered Accountant designation and received her B.B. from the University of New England (Australia).
Additional Portfolio Manager Information
Each Fund's SAI provides information about the respective Fund's Portfolio Managers' compensation, management of other accounts and ownership of securities in the Funds.
ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES
FCAF and FEIFI pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, please see the section entitled “Summary—Comparative Fee Tables” in this Prospectus/Proxy Statement.
Investment Advisory Fees
FCAF's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of FCAF's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse FCAF for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Fees and Example” tables found in the “Comparative Fee Tables” section of this Prospectus/Proxy Statement.

In comparison, FEIFI's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.60% of FEIFI's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse FEIFI for certain operating expenses. A discussion of the Board's review of each Fund's investment advisory contract is available in each Fund's shareholder reports as they are produced.
Administrative Fees (Class A Shares, Class B Shares and Class C Shares)
Federated Administrative Services (FAS), an affiliate of the Adviser, serves as administrator to both FCAF and FEIFI and provides certain administrative personnel and services as necessary. FAS provides these services at an annual rate based on the average aggregate daily net assets of each Fund and most of the other Federated funds advised by the Adviser or its affiliates. The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion. FAS may voluntarily choose to waive a portion of its fee.
Each Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.
Service Fees (Class A Shares, Class B Shares and Class C Shares)
Each Fund is a party to a Shareholder Services Agreement under which it may make payments of up to 0.25% of the average daily net assets of their Class A Shares, Class B Shares and Class C Shares to financial intermediaries, or to Federated Shareholder Services Company, a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account it is not eligible to also receive Account Administration Fees on the same account.
Rule 12b-1 Fees (Class A Shares, Class B Shares, Class C Shares and Class R Shares)
Federated Securities Corp. (“FSC” or the “Distributor”), an affiliate of the Adviser, is the principal distributor for shares of both Funds. Each Fund has adopted a Rule 12b-1 Plan, which allows payment of marketing fees of up to 0.05% for Class A Shares, 0.75% for Class B Shares, 0.75% for Class C Shares and 0.50% for Class R Shares of average net assets to the Distributor for the sale, distribution, administration and customer servicing of each Fund's Class A, B, C, and R Shares. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. The Class A Shares of each Fund has no present intention of paying or accruing a Rule 12b-1 Fee during the fiscal year ending October 31, 2012 for FCAF and November 30, 2012 for FEIFI.
In addition, in connection with the sale of the Class B Shares and Class C Shares ,of each Fund, Federated and its subsidiaries make advance commission payments to financial intermediaries and in return may receive Rule 12b-1 fees and contingent deferred sales loads from the B class and C class. Federated and its subsidiaries may benefit or sustain losses from such arrangements. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.
Account Administration Fees (Class A Shares, Class B Shares and Class C Shares)
Each Fund may pay Account Administration Fees of up to 0.25% of average net assets of their Class A Shares, Class B Shares and Class C Shares, to banks that are not registered as broker-dealers or investment advisers for providing administrative services to each Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.
Recordkeeping Fees
Each Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Fund's shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.
Networking Fees
Each Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Fund and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

Front End Sales Charge Reallowances (Class A Shares)
The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.
When a financial intermediary's customer purchases Class A Shares of FCAF and FEIFI, the financial intermediary may receive a Dealer Reallowance as follows:
Class A Shares:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%
ADVANCE COMMISSIONS
When a financial intermediary's customer purchases Class A Shares of FCAF and FEIFI, the financial intermediary may receive an advance commission as follows:
Class A Shares (for purchases over $1 million):
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%
Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.
The Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.
Class B Shares:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	Up to 5.00%
Class C Shares:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	1.00%

Additional Payments To Financial Intermediaries
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Funds' prospectuses and described above because they are not paid by the Funds.
These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.
PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES; DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES
The transfer agent and dividend-disbursing agent for each Fund is State Street Bank and Trust Company. Procedures for the purchase, redemption and exchange of FCAF's shares are the same as those applicable to the purchase, redemption and exchange of FEIFI's shares. Reference is made to the Prospectuses of FCAF and FEIFI, dated December 31, 2011, and March 30, 2012, respectively, each of which is incorporated herein by reference, for a complete description of the purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of FCAF's shares and FEIFI's shares, respectively. Set forth below is a brief description of the significant purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of the Funds' shares.
Purchases
Shares of a Fund may be purchased any day the New York Stock Exchange (NYSE) is open. When a Fund receives a transaction request in proper form (as described in its Prospectus), it is processed at the next calculated NAV plus any applicable front-end sales charge (public offering price). When a Fund holds securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days when shares of the Fund cannot be purchased or redeemed. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.
Purchases of shares of each Fund may be made through a financial intermediary, directly from the Fund by wire and by check, or through an exchange from the same share class of another Federated fund (you must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations). Each Fund reserves the right to reject any request to purchase or exchange shares. If a Fund offers more than one share class and the class choice is not specified on the new account form or form of payment (e.g., Federal reserve wire or check), investors automatically receive Class A Shares.
Once you have opened your account, purchases may also be made by Automated Clearing House (ACH), whereby additional shares are purchased through a depository institution that is an ACH member. Also once you have opened your account, you may automatically purchase additional shares on a regular basis by using the Systematic Investment Program (SIP). Shareholders of each Fund may also purchase shares by automatic investment and direct deposit. Each Fund reserves the right to reject any request to purchase or exchange shares.
Purchasers of each Fund's Class A Shares incur a front-end sales charge of up to 5.50% of the public offering price on purchase amounts less than $1 million. The sales charges are subject to the breakpoint discounts and rights of accumulation, which are identical for each Fund and are described in each Fund's prospectus for its Class A Shares. For purchases of $1 million or more, a contingent deferred sales charge, or CDSC, of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

There is no front-end sales charge upon purchase of Class B Shares; however, upon redemption, holders of each Fund's Class B Shares may incur a CDSC of up to 5.50% on Class B Shares redeemed within 7 years of the purchase date.
There is no front-end sales charge upon purchase of Class C Shares; however, upon redemption, holders of each Fund's Class C Shares may incur a CDSC of 1% on Class C Shares redeemed within 12 months of the purchase date.
The CDSC on Class A Shares, Class B Shares and Class C Shares is calculated using the share price at the time of purchase or redemption, whichever is lower. The CDSC on each Fund's Class B Shares and Class C Shares may be reduced or eliminated in certain circumstances, which are identical for each Fund, described in the prospectus for each Fund.
The required minimum investment amounts in each Fund for Class A Shares, Class B Shares and Class C Shares are $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) is $250 and $100, respectively. There is no minimum initial or subsequent amount required for employer-sponsored retirement plans. The minimum investment for Systematic Investment Programs is $50.
The minimum initial and subsequent investment amounts for Individual Retirement Account rollovers into each Fund's Class R Shares are generally $250 and $100, respectively. There is no minimum initial or subsequent amount for employer-sponsored retirement plans. The minimum investment amount for Systematic Investment Programs is $50.
The minimum initial investment amount for each Fund's Institutional Shares is generally $1,000,000 and there is no minimum subsequent investment amount. The minimum investment amount for Systematic Investment Programs is $50.
The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Institutional Shares:
•	An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
•	An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
•	A Trustee/Director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals;
•	An employer-sponsored retirement plan;
•	A trust institution investing on behalf of its trust customers;
•	Additional sales to an investor (including a natural person) who owned Institutional Shares of the Fund as of December 31, 2008;
•	An investor (including a natural person) who acquired the IS Class of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
•	In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of Institutional Shares.
•	An investor, other than a natural person, purchasing Institutional Shares directly from the Fund; and
•	In connection with an initial purchase of Institutional Shares through an exchange, an investor (including a natural person) who owned Institutional Shares of another Federated fund as of December 31, 2008.
Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $1,500 for Class A Shares, Class B Shares and Class C Shares (or in the case of IRAs, $250), $250 for Class R Shares and $25,000 for Institutional Shares. Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.

Redemptions and Exchanges
Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request. Shares of both Funds may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund into shares of the same class of another Federated fund.
Shares of each Fund also may be redeemed or exchanged on a regular basis using a systematic withdrawal/exchange program. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. The account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Effective August 2, 2010, the minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund.
Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.
Systematic Withdrawal Program (SWP) on Class B Shares
You will not be charged a CDSC on SWP redemptions if:
•	you redeem 12% or less of your account value in a single year;
•	you reinvest all dividends and capital gains distributions;
•	your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.); and
•	for all Class B Share accounts established on or after August 2, 2010, the minimum SWP redemption amount is $50 per transaction, per fund, including transactions that qualify for a CDSC waiver as outlined each Fund's Prospectus.
You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly or semi-annually.
Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling 1-800-341-7400.
Other Share Class Offered by FEIFI
FEIFI also offers Class F Shares. All share classes have other expenses which affect their performance.
Distributions
FCAF declares and pays any dividends annually to shareholders. FEIFI declares and pays any dividends monthly to shareholders. Distributions are paid to all shareholders invested in the respective Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to receive the distribution.
In addition, the Funds distribute any net capital gains at least annually, and may make special distributions of ordinary income and capital gains as may be necessary to meet applicable regulatory requirements. Ordinary income and capital gain distributions will be automatically reinvested in additional Shares without a sales charge, unless a cash payment is elected. Distributions may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.
Tax Information
Each Fund declares both dividend and capital gains distributions, as required. Each Fund's distributions are taxable to you whether paid in cash or reinvested, and are taxable at different rates depending on the source of the income, and with regard to capital gains, the length of time that the Fund held the sold assets. Redemptions and exchanges are taxable sales. Please consult your tax advisor regarding federal, state and local tax aspects of an investment in the Funds.

Frequent Trading
Frequent or short-term trading into and out of each Fund can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds' investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund's NAV in advance of the time as of which NAV is calculated.
Each Fund's board has approved policies and procedures intended to discourage excessive frequent or short-term trading of its shares. These policies and procedures are identical for both Funds and are described in each Fund's Prospectus, incorporated herein by reference.
Portfolio Holdings Disclosure Policies
Each Fund's Statement of Additional Information (SAI) contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. The SAIs are available on Federated's website at FederatedInvestors.com.
INFORMATION ABOUT THE REORGANIZATION
DESCRIPTION OF THE AGREEMENT AND THE PLAN OF REORGANIZATION
The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after March 22, 2013. On the Closing Date, all, or substantially all, of the assets (except for deferred or prepaid expenses to the extent that they do not have a continuing value to FEIFI, and which are not expected to be material) of FCAF will be transferred to FEIFI. In exchange for the transfer of these assets, FEIFI will simultaneously issue to FCAF a number of full and fractional Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares of FEIFI equal in value to the aggregate NAV of Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares, respectively, of FCAF calculated as of 4:00 p.m. on the Closing Date.
The value of FCAF's assets to be acquired by FEIFI shall be the value of such assets at the Closing Date of the Reorganization using the valuation procedures set forth in FEIFI's Articles of Incorporation and its current Prospectuses and SAI, or such other valuation procedures as FCAF and FEIFI shall mutually agree. There are no material differences between the valuation procedures of FCAF and FEIFI. Consequently, it is not anticipated that the use of FEIFI's valuation procedures will result in a material revaluation of FCAF's assets at the time of the Reorganization. Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations. Over-the-counter derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If a Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the Fund's fair valuation procedures described in the Funds' Prospectuses and SAI.
FCAF will discharge all of its liabilities and obligations prior to consummation of the Reorganization. Following the transfer of its assets in exchange for Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares of FEIFI, FCAF will distribute Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares of FEIFI pro rata to FCAF shareholders of record of Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares in complete liquidation of FCAF. Shareholders of FCAF owning shares on the Closing Date of the Reorganization will receive that number of Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares of FEIFI which have the same aggregate value as the shareholder had in FCAF immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of FCAF's shareholders on the share records of FEIFI's transfer agent. FEIFI does not issue share certificates to shareholders. Following the consummation of the Reorganization, FCAF will then be dissolved.
The transfer of shareholder accounts from FCAF to FEIFI will occur automatically. It is not necessary for FCAF shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself. If you do so, you may disrupt the management of the Funds' portfolios.

The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by FCAF's shareholders; and (ii) the receipt by the Trust and FEIFI of an opinion to the effect that the Reorganization will be tax-free to FCAF, its shareholders and FEIFI. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the boards determine that the Reorganization is not in the best interest of the shareholders of FCAF or FEIFI, respectively.
Background and Board Considerations Relating to the Reorganization
In considering the proposed Reorganization, and reaching the above conclusions, the board of each Fund took into consideration a number of factors, including:
•	The compatibility of FCAF's and FEIFI's investment objectives, policies, and limitations;
•	The lower gross and net expenses of FEIFI compared to the expenses of FCAF;
•	The greater long-term viability of FEIFI based on its stronger historical performance record and relative stability of flows;
•	The fact that it is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes (and that the Funds will receive an opinion of counsel to this effect);
•	The fact that the Adviser may be unwilling to continue to waive or reimburse certain operating expenses of FCAF;
•	The Board of FCAF considered the fact that a substantial portion of the FCAF portfolio will likely need to be sold prior to the Reorganization.
•	The Directors of FEIFI also considered that FEIFI is expected to benefit from the increase in its assets resulting from the Reorganization allowing it the option of further diversifying its portfolio.
•	There will be no dilution to shareholders in the transaction, because each FCAF shareholder will become the owner of shares of FEIFI having a total net asset value equal to the total net asset value of his or her holdings in FCAF on the date of the Reorganization.
With respect to Reorganization-related expenses:
•	FEIFI will pay registration fees, with respect to securities issued pursuant to the Reorganization, on an as incurred basis;
•	FCAF will pay direct proxy expenses (e.g., mailing, processing, tabulation, printing and solicitation costs and expenses) associated with the Reorganization estimated at $299,655. FCAF will also pay certain brokerage commissions and fees (i.e. brokerage costs) estimated at $400,000 for the sale of certain portfolio securities, and the purchase of replacement portfolio securities.
•	The Adviser will pay the other direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees).The effect on the net asset value of FCAF as a result of the payment of the brokerage costs and the brokerage expense would be approximately $0.00905 per share.
•	Given the waiver positions of FCAF and the fact that FCAF is being operated at the applicable voluntary expense caps, the Adviser expects that the Adviser and its affiliates will indirectly pay all or a significant portion of the expenses FCAF is being asked to bear (excluding brokerage costs).
•	The effect on the net asset value of FCAF as a result of the payment of the direct proxy expenses would be approximately $0.0158 per share (before taking into account the impact of waivers).
In sum, FCAF shareholders will be receiving shares in a relatively viable and competitive fund with expense ratios below the expense ratios of FCAF. FCAF shareholders also will be receiving shares of FEIFI in a Reorganization transaction that is intended to be tax-free and therefore will experience a preferable tax result as compared to a liquidation of FCAF.
Given the above factors, the Adviser believes that the bulk of the benefits of the Reorganization favor FCAF and its shareholders, as opposed to the Adviser and its affiliates, and that, in this instance, the proposed allocation of expenses is reasonable and appropriate, and does not result in unfair dilution nor does it result in FCAF bearing the cost of a transaction where a greater benefit will accrue to another person (such as the Adviser and its affiliates).

Cost of the Reorganization
FCAF and FEIFI will not bear any expenses associated with their participation in the Reorganization, except as contemplated in Article IX of the Plan and as summarized below. Reorganization expenses include, without limitation: expenses associated with the preparation and filing of this Prospectus/Proxy Statement; postage; printing; accounting fees; legal fees incurred by each Fund; proxy solicitation costs; and other related administrative or operational costs. FCAF will pay for the direct proxy expenses (e.g. printing, mailing, solicitation and tabulation expenses) estimated to be approximately $299,655. FEIFI will pay registration fees, with respect to securities issued pursuant to the Reorganization, on an as incurred basis. Additionally, FCAF will pay any brokerage charges incurred in connection with the sale of any portfolio securities, and the purchase of replacement portfolio securities. The Adviser will pay legal expenses associated with the preparation and filing of the proxy materials, accounting and other remaining expenses related to the Reorganization. Given the waiver positions of FCAF, and the fact that FCAF is being operated at its applicable voluntary expense caps, the Adviser expects that the Adviser or its affiliates will indirectly pay all or a significant portion of the expenses that FCAF is being asked to bear (except for brokerage and other transaction related expenses associated with the purchase of portfolio securities by FCAF prior to the Reorganization).
The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Annex A and incorporated herein by reference.
DESCRIPTION OF FEIFI's SHARE CLASSES AND CAPITALIZATION
The Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares of FEIFI to be issued to the shareholders of FCAF's Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of FEIFI provided herewith for additional information about Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares of FEIFI.
The following table sets forth the unaudited capitalization of Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares of FCAF as of May 31, 2012, and on a pro forma combined basis after giving effect to the Reorganization as of that date:
Fund	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Federated Capital Appreciation Fund–Class A Shares	$679,130,249	37,269,964	$18.22
Reorganization costs[2]	(555,526)
Share Adjustments		533,642
Federated Equity Income Fund, Inc.–Class A Shares	$347,219,490	19,344,878	$17.95
Federated Equity Income Fund, Inc., Pro Forma Combined–Class A Shares	$1,025,794,213	57,148,878	$17.95

Federated Capital Appreciation Fund –Class B Shares	$45,773,344	2,652,431	$17.26
Reorganization costs[2]	(38,481)
Share Adjustments		(100,262)
Federated Equity Income Fund, Inc.–Class B Shares	$25,914,659	1,445,924	$17.92
Federated Equity Income Fund, Inc., Pro Forma Combined–Class B Shares	$71,649,522	3,998,093	$17.92

Federated Capital Appreciation Fund–Class C Shares	$58,205,534	3,376,804	$17.24
Reorganization costs[2]	(51,075)
Share Adjustments		(135,195)
Federated Equity Income Fund, Inc.–Class C Shares	$36,500,867	2,034,504	$17.94
Federated Equity Income Fund, Inc., Pro Forma Combined–Class C Shares	$94,655,326	5,276,113	$17.94

Federated Capital Appreciation Fund–Class R Shares	$22,771,052	1,261,683	$18.05
Reorganization costs[2]	(12,594)
Share Adjustments		6,198
Federated Equity Income Fund, Inc.–Class R Shares[3]	$0	0
Federated Equity Income Fund, Inc., Pro Forma Combined–Class R Shares[3]	$22,758,458	1,267,881	$17.95

Fund	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Federated Capital Appreciation Fund–Institutional Shares	$76,549,180	4,203,831	$18.21
Reorganization costs[2]	(41,979)
Share Adjustments		60,784
Federated Equity Income Fund, Inc.–Institutional Shares	$1,023,719	57,053	$17.94
Federated Equity Income Fund, Inc., Pro Forma Combined–Institutional Shares	$77,530,920	4,321,668	$17.94
1	Does not reflect additional $24,594,090 in assets of Federated Equity Income Fund, Inc. represented by another share class.
2	Adjustment to reflect estimated brokerage commissions related to the disposition of portfolio securities by Federated Capital Appreciation Fund, and acquisition of replacement securities prior to the Reorganization as well as anticipated proxy expenses to be paid by the Fund.
3	As of May 31, 2012, the R Shares for Federated Equity Income Fund, Inc. were not yet effective. Assumes the use of Class A Shares NAV for purposes of the reorganization.
FEDERAL INCOME TAX CONSEQUENCES
Tax-Free Reorganization Status
As a condition to the Reorganization, each Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:
•	the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and FCAF and FEIFI each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;
•	no gain or loss will be recognized by FCAF upon its receipt of FEIFI's assets in exchange for Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares of FEIFI;
•	no gain or loss will be recognized by FCAF upon the transfer of its assets to FEIFI solely in exchange for the Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares of FEIFI or upon the distribution of FEIFI Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares to FCAF's shareholders in exchange for their FEIFI Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares;
•	no gain or loss will be recognized by shareholders of FCAF upon exchange of their FCAF Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares for FEIFI Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares;
•	the tax basis of the assets of FCAF in the hands of FEIFI will be the same as the tax basis of such assets to FCAF immediately prior to the Reorganization;
•	the aggregate tax basis of FEIFI Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares received by each shareholder of FCAF pursuant to the Reorganization will be the same as the aggregate tax basis of the Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares of FCAF held by such shareholder immediately prior to the Reorganization;
•	the holding period of FEIFI's Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares received by each shareholder of FCAF will include the period during which FCAF's Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares exchanged therefor were held by such shareholder, provided the Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares of FCAF were held as capital assets on the date of the Reorganization; and
•	the holding period of the assets of FCAF in the hands of FEIFI will include the period during which those assets were held by FCAF.
The opinion provided in connection with the Reorganization shall be based on customary assumptions and such representations as tax counsel may reasonably request and each Fund will cooperate to make and certify the accuracy of such representations. The opinion may state that no opinion is expressed as to the effect of the Reorganization on FCAF, FEIFI or any shareholder of FCAF with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, the requirement that the above-described opinion be provided in connection with the Reorganization cannot be waived by either Fund.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of FCAF would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her FCAF shares and the fair market value of FEIFI shares received in exchange therefore, see “Summary-Tax Consequences” for additional information about the tax consequences of the Reorganization.
Pennsylvania State Franchise Tax
While not a federal tax matter, shareholders of FCAF that will receive shares of FEIFI if the Reorganization is approved and consummated should be aware that FEIFI is an open-end investment company incorporated in the State of Maryland and domiciled in the Commonwealth of Pennsylvania. As such, FEIFI is subject to Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of FEIFI, as represented by its average net assets for the tax year. For the fiscal year ending November 30, 2011, FEIFI paid $33,750 in franchise taxes, which taxes are included as “other expenses” of FEIFI's fee table. FCAF, as a Massachusetts business trust, is not subject to Pennsylvania Franchise Tax. See “Summary–Comparative Fee Tables.”
Shareholders of FEIFI should consult their tax advisors regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion generally only relates to the federal income tax consequences to shareholders of the Reorganizations, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganizations.
Distributions Associated with the Reorganization
It is possible that FCAF shareholders may be exposed to a capital gain distribution as a result of selling portfolio securities prior to the Reorganization. Before the Reorganization, FCAF will distribute any ordinary income and net capital gains to shareholders. Any such distributions will be taxable to shareholders. See the discussion entitled “Summary—Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganization. Shareholders of FCAF should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. In addition, because the forgoing discussion primarily relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS
Both Funds are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. The Trust was established under the laws of the Commonwealth of Massachusetts and FEIFI was established under the laws of the State of Maryland. Both Funds are governed by their respective Declarations of Trust, Articles of Incorporation, Bylaws and boards, in addition to applicable state and federal law. The rights of shareholders of FCAF and FEIFI are set forth in their respective Declaration of Trust, Articles of Incorporation and Bylaws. Set forth below is a brief summary of the significant rights of shareholders of FCAF and shareholders of FEIFI.
CATEGORY	SHAREHOLDER RIGHTS FCAF	SHAREHOLDER RIGHTS FEIFI
Preemptive Rights	None	Same
Preferences	None	Same
Appraisal Rights	None	Same
Conversion Rights	None	Same
Exchange Rights (other than the right to exchange for shares of the same class of other Federated mutual funds as provided in the prospectuses of FCAF and FEIFI)	None	Same
Annual Meeting	Not required	Not required
Right to Call Shareholder Meetings	Shall be called upon written notice of at least 10% of the outstanding shares entitled to vote at the meeting. If the secretary shall fail to call any meeting of shareholders for a period of two days after receipt of notice, the requesting shareholders may call the meeting.	Shall be called upon written notice of at least 10% of the outstanding shares entitled to vote at the meeting.
Notice of Meeting	Mailed to each shareholder entitled to vote at least 15 business days before the meeting.	Not less than ten nor more than ninety days before the date of the meeting.

CATEGORY	SHAREHOLDER RIGHTS FCAF	SHAREHOLDER RIGHTS FEIFI
Record Date for Meetings	The Board of Trustees may fix a date not more than 60 days before the meeting date as the record date for determining shareholders entitled to notice of or to vote at any meeting of shareholders.	Such date shall in any case not be more than 90 days and in case of a Meeting of Shareholders not less than 10 days prior to the date on which the particular action requiring such determination of Shareholders is to be taken.
Quorum for Meetings	Except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of shareholders there must be present, in person or by proxy, holders of one-fourth of the total number of shares of the Trust outstanding and entitled to vote at such meeting Funds, without regard to class except with respect to any matter which by law requires the separate approval of one or more series or classes, in which case the presence in person or by proxy of the holders of one-fourth, as set forth above, of the shares of each series or class entitled to vote separately on the matter shall constitute a quorum. When any one or more Series or class is entitled to vote as a single series or class, more than one-fourth of the shares of each such series or class entitled to vote shall constitute a quorum at a shareholders' meeting of that series or class.	The presence in person or by proxy of holders of one-third of the shares of stock of the Corporation entitled to vote without regard to class shall constitute a quorum at any meeting of the shareholders, except with respect to any matter which by law requires the approval of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class entitled to vote on the matter shall constitute a quorum.
Vote Required for Election of Trustees	A plurality of shares cast at a meeting of shareholders of the Trust.	Same
Adjournment of Meetings	In the absence of a quorum, a majority of the shares present in person or by proxy entitled to vote may adjourn the meeting from time to time without further notice than by announcement at the meeting until a quorum shall be present.	In the absence of a quorum at any meeting, a majority of those Shareholders present in person or by proxy may adjourn the meeting from time to time to a date not later than 120 days after the original record date without further notice than by announcement to be given at the meeting until a quorum, as above defined, shall be present. Any business may be transacted at the adjourned meeting which might have been transacted at the meeting originally called had the same been held at the time so called.
Removal of Trustees by Shareholders	A Trustee may be removed at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares.	At any meeting of Shareholders duly called for such purpose, any Director may by the vote of a majority of all of the Shares entitled to vote be removed from office.

CATEGORY	SHAREHOLDER RIGHTS FCAF	SHAREHOLDER RIGHTS FEIFI
Personal Liability of Officers and Trustees	The Trust agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”).	The FEIFI shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The FEIFI shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The FEIFI shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the FEIFI as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the FEIFI or any Shareholder thereof to which such person would otherwise be subject by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his office (“disabling conduct”).
Personal Liability of Shareholders	Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Federated Trust. To protect its shareholders, the Federated Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Federated Trust.In the unlikely event a shareholder is held personally liable for the Federated Trust's obligations, the Federated Trust is required by its Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Federated Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Federated Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Federated Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
Right of Inspection	Under Massachusetts law, and under the Bylaws of the Trust, the trustees of a Massachusetts business trust may from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each series and class of shares of the Trust or any of them may be open to the inspection of the shareholders of any series or class; and no shareholder may have any right to inspect any account or book or document of the Trust except that, to the extent such account or book or document relates to the series or class in which he is a shareholder or the Trust generally, such shareholder will have such right of inspection as conferred by laws or authorized by the trustees or by resolution of the shareholders of the relevant series or class.	The Board of Directors shall, subject to the laws of Maryland, have the power to determine, from time to time, whether and to what extent and at what times and places and under what conditions and regulations any accounts and books of the Corporation, or any of them, shall be open to the inspection of the Shareholders.
Number of Authorized Shares; Par Value	Unlimited; No Par Value	Two billion shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share with an aggregate par value of $2,000,000.

INFORMATION ABOUT FCAF AND FEIFI
WHERE TO FIND ADDITIONAL INFORMATION
Information about FCAF is included in its Prospectus and SAI dated December 31, 2011, each of which is incorporated herein by reference. Information about FEIFI is included in its Prospectuses and SAIs dated March 30, 2012 and _____, 2012, all of which is incorporated herein by reference. A copy of the Prospectuses for FEIFI accompany this Prospectus/Proxy Statement. Copies of the SAIs of FEIFI, the Prospectus and SAI of FCAF and the SAI dated____, 2013, relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561. The Prospectuses and SAIs of FCAF and FEIFI are also available electronically at Federated's website at www.FederatedInvestors.com.
FCAF and FEIFI are each subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Funds can be obtained by calling or writing to the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website http://www.sec.gov.
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
Proxies are being solicited by the Board of FCAF. The proxies will be voted at the special meeting of shareholders of FCAF to be held at 10:00 a.m. (Eastern time) on March 11, 2013, at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (such special meeting and any adjournment or postponement hereof are referred to as the “Special Meeting”). Proxy materials including this Prospectus/Proxy Statement, the Notice of Special Meeting of Shareholders and the form of proxy are available online at the website listed on your proxy card(s).
The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by FCAF or its affiliates. In addition to solicitations through the mail, proxies may be solicited by officers, employees and agents of the Adviser or its affiliates, or, if necessary, the communications firm Broadridge, retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Adviser may reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.
The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about February 6, 2013, to shareholders of record at the close of business on January 14, 2013 (the “Record Date”).
FCAF's Annual Report, which includes audited financial statements for the fiscal year ended October 31, 2011, was previously mailed to shareholders of FCAF. FEIFI's Annual Report, which includes audited financial statements for the fiscal year ended November 30, 2011, was previously mailed to shareholders of FEIFI. FCAF and FEIFI will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered a copy of their Annual Report, which may be requested by writing to the Funds' principal executive officers or by calling the Fund. The principal executive office of each Fund is located at 4000 Ericsson Drive, Warrendale, PA 15086-7561. This document, as well as additional information about the Funds (including portfolio holdings, performance, and distributions), is also available on the website for each Fund. The website for each Fund is www.FederatedInvestors.com. The toll-free telephone number for both Funds is 1-800-341-7400. You may obtain directions on how to attend the special meeting of shareholders by calling 1-800-341-7400.
PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING
Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each Share of FCAF is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of FEIFI are not being solicited since their approval is not required in order to effect the Reorganization.

Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy, but no proxy which is dated more than six months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder's name on a proxy or authorizing another to act as the shareholder's agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Agreement and Plan of Reorganization.
In order to hold the Special Meeting, a “quorum” of shareholders of FCAF must be present. Holders of one-fourth of the total number of shares entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Agreement and Plan of Reorganization and for the purpose of transacting any other business which may come before the meeting. Approval of the Reorganization requires the affirmative vote of “a majority of the outstanding securities” as defined in the 1940 Act. This vote requires the lesser of: (A) more than 50% of the outstanding voting securities of FCAF; or (B) 67% or more of the voting securities of FCAF present at the Special Meeting if the shareholders of more than 50% of the outstanding voting securities are present or represented by proxy;

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” note for the purposes of obtaining the requisite approval of the proposal.
If a quorum is not present, the Shareholders present in person or by proxy and entitled to vote at such meeting on such matter holding a majority of shares present entitled to vote on such matter may by vote adjourn the meeting from time to time to be held at the same place without further notice than by announcement to be given at the meeting until a quorum, as defined above, entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.
SHARE OWNERSHIP OF THE FUNDS
[To be filed by Amendment]
As of January 14, 2013, FCAF had the following numbers of outstanding shares of beneficial interest:
Name of Fund	Share Class	Outstanding Shares
Federated Capital Appreciation Fund	Class A Shares
Federated Capital Appreciation Fund	Class B Shares
Federated Capital Appreciation Fund	Class C Shares
Federated Capital Appreciation Fund	Class R Shares
Federated Capital Appreciation Fund	Institutional Shares
Each share is entitled to one vote and fractional shares have proportionate voting rights.
To the knowledge of FCAF management, as of January 14, 2013, the following entities held beneficially or of record more than 5% of FCAF's outstanding share classes.
Title of Class	Name and Address	Shares	Percentage of Shares

Officers and Directors of FCAF own less than 1% of each class of FCAF's outstanding shares.
As of January 14, 2013 FEIFI had the following numbers of outstanding shares of beneficial interest:
Name of Fund	Share Class	Outstanding Shares

To the knowledge of FEIFI's management, as of January 14, 2013, the following entities held beneficially or of record more than 5% of FEIFI's outstanding share classes.
Title of Class	Name and Address	Shares	Percentage of Shares

Officers and Trustees of FEIFI own less than 1% of each class of FEIFI's outstanding shares.
Shareholders owning 25% or more of outstanding shares may be in control of the Fund of which they are a shareholder and be able to affect the outcome of certain matters presented for a vote of shareholders.

INTERESTS OF CERTAIN PERSONS
The Adviser is a subsidiary of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as trustees of the Trusts.
OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY
All shareholder communication should be directed to the Corporation's Secretary at 4000 Ericsson Drive, Warrendale, PA 15086-7561. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561, so that they are received within a reasonable time before any such meeting.
No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of FCAF.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
By Order of the Board of Trustees,
John W. McGonigle
Secretary
_________, 2013

FORM OF AGREEMENT AND PLAN OF REORGANIZATION
(“C” REORGANIZATION)
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of March, 2013, by and between Federated Equity Income Fund, Inc., a Maryland corporation, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Acquiring Fund”), and Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, a Massachusetts business trust (“Trust”), with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (“Acquired Fund” and, collectively with the Acquiring Fund, the “Funds”).
This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Acquired Fund (which offers Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares) the “Acquired Fund Shares”) in exchange solely for shares (Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares, respectively), no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); and (ii) the distribution of the Acquiring Fund Shares to the holders of the outstanding Acquired Fund Shares; and (iii) the liquidation and dissolution of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).
WHEREAS, the Acquiring Fund and Acquired Fund are open-end, registered management investment companies, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;
WHEREAS, the Acquiring Fund and Acquired Fund are authorized to issue their shares of stock and beneficial interests, respectively;
WHEREAS, the Board of Directors of the Acquiring Fund has determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;
WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I
TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND
1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees to deliver to the Acquired Fund the number of full and fractional shares of each class of Acquiring Fund Shares, determined by multiplying (a) the outstanding shares of the corresponding class of Acquired Fund Shares by (b) the ratio computed by dividing (x) the net asset value per share of such corresponding class of Acquired Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.1 by (y) the net asset value per share of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Acquired Fund Shares will receive the [corresponding class of] Acquiring Fund Shares in exchange for their Acquired Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.
1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund. The assets to be acquired by the Acquiring Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date to the extent that they do not have continuing value to the Acquiring Fund.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.
1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.
1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due to such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution and termination.
1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.
1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.
1.8 TERMINATION. The Acquired Fund shall be dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.
1.9 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.
1.10 OTHER REORGANIZATION-SPECIFIC ITEMS.
Any privileges granted to any Acquired Fund Shareholder in connection with the Reorganization shall apply only with respect to the account of such Acquired Fund Shareholder opened on the books and records of the Acquiring Fund as part of the Reorganization, and not to any existing account with the Acquiring Fund or any other fund within the Federated Family of Funds or, unless otherwise specifically indicated herein, any other account opened by or on behalf of an Acquired Fund Shareholder with the Acquiring Fund or any other fund within the Federated Family of Funds.
ARTICLE II
VALUATION
2.1 VALUATION RELATING TO ACQUIRED FUND. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund Registrant's Articles of Incorporation and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Boards of Directors/Trustees (“Board”) of the Acquiring Fund Registrant and Acquired Fund Registrant).

2.2 VALUATION RELATING TO ACQUIRING FUND. The net asset value per share of each class of Acquiring Fund Shares shall be the net asset value per share of such class of Acquiring Fund Shares computed at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation and the Acquiring Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by their respective Boards).
2.3 SHARES TO BE ISSUED. The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets to be acquired by the Acquiring Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.
2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.
ARTICLE III
CLOSING AND CLOSING DATE
3.1 CLOSING DATE. The closing shall occur on or about March 22, 2013, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.
3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.
3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.
3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, assignments, checks, certificates, opinions, receipts and other instruments or documents, if any, as such other party or its counsel may reasonably request.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:
a)	The Acquired Fund is a legally designated, separate series of a statutory trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.
b)	The Trust is registered as an open-end management investment company under the 1940 Act, the Trust's registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund's shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.

c)	The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Acquired Fund is not in violation of, and the execution, delivery and performance of this Agreement (subject to shareholder approval) will not result in the violation of, any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound.
e)	The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts of the Acquired Fund will be terminated with respect to the Acquired Fund as of the Closing Date (including any such contracts with affiliated persons of the Acquired Fund).
f)	Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect the Acquired Fund's financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
g)	The audited financial statements of the Acquired Fund as of October 31, 2012, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.
h)	The unaudited financial statements of the Acquired Fund as of April 30, 2012, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.
i)	Since the date of the financial statements referred to in sub-paragraph (h) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this sub-paragraph (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.
j)	As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquired Fund's knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
k)	The minute books and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Acquired Fund and of the Acquired Fund, the Acquired Fund's Board and committees of the Acquired Fund's Board. The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund Shares.
l)	The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

m)	All federal and other tax returns and reports of the Acquired Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
n)	All issued and outstanding Acquired Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, and has no outstanding securities convertible into any of the Acquired Fund Shares.
o)	At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the State of Maryland, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.
p)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.
q)	The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
r)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
s)	The Acquired Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.
t)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or the Commonwealth of Massachusetts law for the execution of this Agreement by the Acquired Fund, for itself and on behalf of the Acquired Fund, or the performance of the Agreement by the Acquired Fund, for itself and on behalf of the Acquired Fund, except, in each case, for: (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under the Commonwealth of Massachusetts law; (ii) such other consents, approvals, authorizations and filings as have been made or received; and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.
u)	The Acquired Fund has complied and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Acquired Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund that would question the right, power or capacity of: (a) the Acquired Fund to conduct its business as conducted now or at any time in the past; or (b) the Acquired Fund's ability to enter into this Agreement to consummate the transactions contemplated by this Agreement.
4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Trust, on behalf of the Acquired Fund, as follows:
a)	The Acquiring Fund is a stand-alone fund duly organized as a corporation, validly existing and in good standing under the laws of the State of Maryland.
b)	The Acquiring Fund is registered as an open-end management investment company under the 1940 Act, the Acquiring Fund's registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund's shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.
c)	The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, the Acquiring Fund's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.
e)	Except as otherwise disclosed in writing to the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
f)	The audited financial statements of the Acquiring Fund as of November 30, 2012, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.
g)	Since the date of the financial statements referred to in sub-paragraph (f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this sub-paragraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.
h)	All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
i)	All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

j)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.
k)	Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.
l)	The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
m)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
n)	The Acquiring Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.
o)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or the State of Maryland law for the execution of this Agreement by the Acquiring Fund, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Acquiring Fund, for itself and on behalf of the Acquiring Fund, except, in each case, for: (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under the State of Maryland law; (ii) such other consents, approvals, authorizations and filings as have been made or received; and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
p)	The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
ARTICLE V
COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.
5.2 APPROVAL OF SHAREHOLDERS. The Acquired Fund will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.
5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.
5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.
5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Acquired Fund's Treasurer.
5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Acquiring Fund will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.
5.8 PRE-CLOSING DIVIDEND. On or before the Closing Date, the Acquired Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.
ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND
The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by the Acquiring Fund's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.
ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:
All representations, covenants and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund's name by the Acquiring Fund's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.
The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND
If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Acquired Fund's Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.
8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.
8.3 All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.
8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. The Registration Statement and Registration Materials shall have been mailed to the Acquired Fund Shareholders consistent with applicable law. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.5 The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:
a)	The transfer of all or substantially all of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.
c)	No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.
d)	No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.
e)	The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by such Acquired Fund Shareholder immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f)	The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.
Such opinion shall be based on customary assumptions and such representations as Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.
ARTICLE IX
EXPENSES
The Acquired Fund and the Acquiring Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. The Acquired Fund will pay the following direct proxy information statement expenses relating to its participation in the Reorganization: (a) cost of processing, printing and mailing the Proxy Materials; and (b) the cost of soliciting and tabulating the vote of its shareholders in connection with the special meeting of shareholders. In addition, to the extent that any disposition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. Federated Investment Management Company or its affiliates will pay all remaining direct and indirect expenses associated with the Acquired Fund's and Acquiring Fund's participation in the Reorganization. Such other expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.
ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1	The Acquiring Fund and the Acquired Fund agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.
10.2	Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.
ARTICLE XI
TERMINATION
This Agreement may be terminated by the Acquiring Fund or Acquired Fund on or before the Closing Date. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, or their respective directors/trustees or officers.
ARTICLE XII
AMENDMENTS
This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquired Fund and the Acquiring Fund, and as specifically authorized by their respective Boards; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.
This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, trust or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the directors/'trustees, shareholders, nominees, officers, agents or employees of the Acquiring Fund or Acquired Fund personally, but shall bind only the property of the Funds, as provided in the Articles of Incorporation of the Acquiring Fund and the Declaration of Trust of the Trust, as applicable. The execution and delivery of this Agreement have been authorized by the directors/trustees of the Acquiring Fund and the Trust, as applicable, on behalf of the Funds and signed by authorized officers of the Acquiring Fund and Acquired Fund, acting as such. Neither the authorization by such directors/trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Funds as provided in the Articles of Incorporation of the Acquiring Fund and the Declaration of Trust of the Trust, as applicable.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.
FEDERATED EQUITY INCOME FUND, INC.
By:
Name: John W. McGonigle
Title: Secretary
FEDERATED CAPITAL APPRECIATION FUND
By:
Name: John W. McGonigle
Title: Secretary

Financial Highlights–FCAF Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$17.89	$18.13	$16.13	$16.03	$28.14
Income From Investment Operations:
Net investment income	0.13[1]	0.11[1]	0.10[1]	0.17[1]	0.18[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.55	(0.24)	2.02	0.09	(6.60)
TOTAL FROM INVESTMENT OPERATIONS	1.68	(0.13)	2.12	0.26	(6.42)
Less Distributions:
Distributions from net investment income	(0.11)	(0.11)	(0.12)	(0.16)	(0.15)
Distributions from net realized gain on investments and foreign currency transactions	—	—	—	—	(5.54)
TOTAL DISTRIBUTIONS	(0.11)	(0.11)	(0.12)	(0.16)	(5.69)
Net Asset Value, End of Period	$19.46	$17.89	$18.13	$16.13	$16.03
Total Return[2]	9.46%	(0.76)%	13.20%	1.71%	(27.70)%
Ratios to Average Net Assets:
Net expenses	1.24%[3]	1.24%[3]	1.24%[3]	1.23%[3]	1.25%[3]
Net investment income	0.68%	0.58%	0.58%	1.11%	0.88%
Expense waiver/reimbursement[4]	0.09%	0.07%	0.04%	0.08%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$645,433	$784,928	$865,886	$943,922	$939,280
Portfolio turnover	113%	175%	245%	254%	252%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.24%, 1.24%, 1.23%, 1.22% and 1.24% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights–FCAF Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$16.93	$17.20	$15.32	$15.24	$27.07
Income From Investment Operations:
Net investment income (loss)	(0.03)[1]	(0.05)[1]	(0.04)[1]	0.04[1]	0.02[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.46	(0.22)	1.92	0.08	(6.31)
TOTAL FROM INVESTMENT OPERATIONS	1.43	(0.27)	1.88	0.12	(6.29)
Less Distributions:
Distributions from net investment income	—	—	—	(0.04)	—
Distributions from net realized gain on investments and foreign currency transactions	—	—	—	—	(5.54)
TOTAL DISTRIBUTIONS	—	—	—	(0.04)	(5.54)
Net Asset Value, End of Period	$18.36	$16.93	$17.20	$15.32	$15.24
Total Return[2]	8.45%	(1.57)%	12.27%	0.83%	(28.29)%
Ratios to Average Net Assets:
Net expenses	2.10%[3]	2.10%[3]	2.10%[3]	2.10%[3]	2.05%[3]
Net investment income (loss)	(0.15)%	(0.28)%	(0.27)%	0.31%	0.10%
Expense waiver/reimbursement[4]	0.12%	0.04%	0.01%	0.02%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$37,533	$64,708	$116,426	$163,827	$221,131
Portfolio turnover	113%	175%	245%	254%	252%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.10%, 2.10%, 2.09%, 2.09% and 2.04% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Financial Highlights– FCAF Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$16.90	$17.17	$15.29	$15.23	$27.05
Income From Investment Operations:
Net investment income (loss)	(0.03)[1]	(0.04)[1]	(0.04)[1]	0.04[1]	0.02[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.47	(0.23)	1.92	0.09	(6.30)
TOTAL FROM INVESTMENT OPERATIONS	1.44	(0.27)	1.88	0.13	(6.28)
Less Distributions:
Distributions from net investment income	—	—	—	(0.07)	—
Distributions from net realized gain on investments and foreign currency transactions	—	—	—	—	(5.54)
TOTAL DISTRIBUTIONS	—	—	—	(0.07)	(5.54)
Net Asset Value, End of Period	$18.34	$16.90	$17.17	$15.29	$15.23
Total Return[2]	8.52%	(1.57)%	12.30%	0.89%	(28.27)%
Ratios to Average Net Assets:
Net expenses	2.06%[3]	2.06%[3]	2.06%[3]	2.06%[3]	2.03%[3]
Net investment income (loss)	(0.14)%	(0.24)%	(0.23)%	0.30%	0.11%
Expense waiver/reimbursement[4]	0.05%	0.02%	0.01%	0.02%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$57,705	$64,550	$77,045	$83,060	$88,572
Portfolio turnover	113%	175%	245%	254%	252%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.06%, 2.06%, 2.05%, 2.05% and 2.02% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Financial Highlights–FCAF Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$17.72	$17.93	$15.94	$15.90	$27.98
Income From Investment Operations:
Net investment income	0.09[1]	0.07[1]	0.02[1]	0.11[1]	0.07[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.52	(0.24)	2.00	0.08	(6.55)
TOTAL FROM INVESTMENT OPERATIONS	1.61	(0.17)	2.02	0.19	(6.48)
Less Distributions:
Distributions from net investment income	(0.08)	(0.04)	(0.03)	(0.15)	(0.06)
Distributions from net realized gain on investments and foreign currency transactions	—	—	—	—	(5.54)
TOTAL DISTRIBUTIONS	(0.08)	(0.04)	(0.03)	(0.15)	(5.60)
Net Asset Value, End of Period	$19.25	$17.72	$17.93	$15.94	$15.90
Total Return[2]	9.14%	(0.97)%	12.70%	1.30%	(28.05)%
Ratios to Average Net Assets:
Net expenses	1.46%[3]	1.47%[3]	1.69%[3]	1.71%[3]	1.70%[3]
Net investment income	0.47%	0.36%	0.14%	0.78%	0.33%
Expense waiver/reimbursement[4]	0.27%	0.24%	0.01%	0.02%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$22,943	$28,461	$22,290	$21,994	$39,155
Portfolio turnover	113%	175%	245%	254%	252%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.46%, 1.47%, 1.68%, 1.70% and 1.69% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights–FCAF Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,				Period Ended 10/31/2008[1]
	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$17.91	$18.15	$16.14	$16.06	$21.34
Income From Investment Operations:
Net investment income	0.18[2]	0.16[2]	0.15[2]	0.18[2]	0.15[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.53	(0.24)	2.03	0.11	(5.43)
TOTAL FROM INVESTMENT OPERATIONS	1.71	(0.08)	2.18	0.29	(5.28)
Less Distributions:
Distributions from net investment income	(0.16)	(0.16)	(0.17)	(0.21)	—
Net Asset Value, End of Period	$19.46	$17.91	$18.15	$16.14	$16.06
Total Return[3]	9.67%	(0.47)%	13.55%	1.97%	(24.74)%
Ratios to Average Net Assets:
Net expenses	0.98%[5]	0.98%[5]	0.95%[5]	0.96%[5]	0.96%[4,5]
Net investment income	0.93%	0.85%	0.89%	1.22%	0.93%[4]
Expense waiver/reimbursement[6]	0.08%	0.02%	0.01%	0.03%	0.02%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$117,123	$118,716	$168,884	$211,470	$75,775
Portfolio turnover	113%	175%	245%	254%	252%[7]
1	Reflects operations for the period from December 31, 2007 (date of initial investment) to October 31, 2008.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.98%, 0.98%, 0.94%, 0.95% and 0.94% for the years ended October 31, 2012, 2011, 2010 and 2009 and for the period ended October 31, 2008, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2008.

Financial Highlights–FEIFI Class A Shares
(For a Share Outstanding Throughout Each Period
	Six Months Ended (unaudited) 5/31/2012	Year Ended November 30,
		2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$17.54	$15.95	$15.70	$13.94	$21.38	$21.17
Income From Investment Operations:
Net investment income	0.26[1]	0.52[1]	0.45[1]	0.47[1]	0.54	0.52
Net realized and unrealized gain (loss) on investments, written options, futures contracts and foreign currency transactions	0.41	1.58	0.28	1.74	(6.76)	0.30
TOTAL FROM INVESTMENT OPERATIONS	0.67	2.10	0.73	2.21	(6.22)	0.82
Less Distributions:
Distributions from net investment income	(0.26)	(0.51)	(0.48)	(0.45)	(0.58)	(0.61)
Distributions from net realized gain on investments, written options and foreign currency transactions	—	—	—	—	(0.64)	—
Return of capital[2]	—	—	—	—	(0.01)[1]	—
TOTAL DISTRIBUTIONS	(0.26)	(0.51)	(0.48)	(0.45)	(1.23)	(0.61)
Regulatory Settlement Proceeds	—	—	—	—	0.01[3]	—
Net Asset Value, End of Period	$17.95	$17.54	$15.95	$15.70	$13.94	$21.38
Total Return[4]	3.78%	13.28%	4.80%	16.31%	(30.59)%[3]	3.87%
Ratios to Average Net Assets:
Net expenses	1.13%[5]	1.13%[6]	1.13%[6]	1.13%[6]	1.13%[6]	1.11%[6]
Net investment income	2.83%[5]	2.98%	2.87%	3.39%	2.91%	2.36%
Expense waiver/reimbursement[7]	0.04%[5]	0.09%	0.10%	0.14%	0.03%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$347,219	$344,681	$351,449	$458,581	$479,742	$778,882
Portfolio turnover	44%	123%	109%	118%	121%	101%
1	1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.09% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.13%, 1.12%, 1.09%, 1.12%, and 1.10%, for the years ended November 30, 2011, 2010, 2009, 2008 and 2007, respectively, after taking into account these expense reductions.
7	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights–FEIFI Class B Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 5/31/2012	Year Ended November 30,
		2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$17.52	$15.93	$15.68	$13.92	$21.35	$21.16
Income From Investment Operations:
Net investment income	0.19[1]	0.37[1]	0.32[1]	0.35[1]	0.42	0.38
Net realized and unrealized gain (loss) on investments, written options, futures contracts and foreign currency transactions	0.40	1.59	0.29	1.74	(6.77)	0.25
TOTAL FROM INVESTMENT OPERATIONS	0.59	1.96	0.61	2.09	(6.35)	0.63
Less Distributions:
Distributions from net investment income	(0.19)	(0.37)	(0.36)	(0.33)	(0.44)	(0.44)
Distributions from net realized gain on investments, written options and foreign currency transactions	—	—	—	—	(0.64)	—
Return of capital[2]	—	—	—	—	(0.01)[1]	—
TOTAL DISTRIBUTIONS	(0.19)	(0.37)	(0.36)	(0.33)	(1.09)	(0.44)
Regulatory Settlement Proceeds	—	—	—	—	0.01[3]	—
Net Asset Value, End of Period	$17.92	$17.52	$15.93	$15.68	$13.92	$21.35
Total Return[4]	3.32%	12.37%	3.97%	15.34%	(31.14)%[3]	2.99%
Ratios to Average Net Assets:
Net expenses	1.92%[5]	1.96%[6]	1.96%[6]	1.98%[6]	1.90%[6]	1.87%[6]
Net investment income	2.06%[5]	2.14%	2.04%	2.54%	2.09%	1.58%
Expense waiver/reimbursement[7]	0.01%[5]	0.01%	0.02%	0.04%	0.02%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$25,915	$24,097	$27,521	$37,337	$59,106	$159,076
Portfolio turnover	44%	123%	109%	118%	121%	101%
1	1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.09% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.95%, 1.95%, 1.94%, 1.89%, and 1.86%, for the years ended November 30, 2011, 2010, 2009, 2008 and 2007, respectively, after taking into account these expense reductions.
7	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights–FEIFI Class C Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 5/31/2012	Year Ended November 30,
		2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$17.54	$15.95	$15.70	$13.93	$21.37	$21.18
Income From Investment Operations:
Net investment income	0.19[1]	0.38[1]	0.33[1]	0.35[1]	0.39	0.36
Net realized and unrealized gain (loss) on investments, written options, futures contracts and foreign currency transactions	0.40	1.58	0.28	1.75	(6.75)	0.28
TOTAL FROM INVESTMENT OPERATIONS	0.59	1.96	0.61	2.10	(6.36)	0.64
Less Distributions:
Distributions from net investment income	(0.19)	(0.37)	(0.36)	(0.33)	(0.44)	(0.45)
Distributions from net realized gain on investments, written options and foreign currency transactions	—	—	—	—	(0.64)	—
Return of capital[2]	—	—	—	—	(0.01)[1]	—
TOTAL DISTRIBUTIONS	(0.19)	(0.37)	(0.36)	(0.33)	(1.09)	(0.45)
Regulatory Settlement Proceeds	—	—	—	—	0.01[3]	—
Net Asset Value, End of Period	$17.94	$17.54	$15.95	$15.70	$13.93	$21.37
Total Return[4]	3.32%	12.35%	3.97%	15.41%	(31.15)%[3]	2.99%
Ratios to Average Net Assets:
Net expenses	1.92%[5]	1.96%[6]	1.96%[6]	1.98%[6]	1.89%[6]	1.86%[6]
Net investment income	2.07%[5]	2.15%	2.08%	2.54%	2.14%	1.61%
Expense waiver/reimbursement[7]	0.01%[5]	0.01%	0.02%	0.04%	0.02%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$36,501	$33,111	$33,660	$37,621	$37,333	$68,742
Portfolio turnover	44%	123%	109%	118%	121%	101%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.05% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.95%, 1.95%, 1.94%, 1.88%, and 1.85%, for the years ended November 30, 2011, 2010, 2009, 2008 and 2007, respectively, after taking into account these expense reductions.
7	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights–FEIFI Institutional Shares
(For a Share Outstanding Throughout the Period)
Period Ended (unaudited) 5/31/2012[1]
Net Asset Value, Beginning of Period	$19.38
Income From Investment Operations:
Net investment income	0.16[2]
Net realized and unrealized loss on investments and foreign currency transactions	(1.50)
TOTAL FROM INVESTMENT OPERATIONS	(1.34)
Less Distributions:
Distributions from net investment income	(0.10)
Net Asset Value, End of Period	$17.94
Total Return[3]	(6.93)%
Ratios to Average Net Assets:
Net expenses	0.89%[4]
Net investment income	5.02%[4]
Expense waiver/reimbursement[5]	0.03%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$1,024
Portfolio turnover	44%[6]
1	Reflects operations for the period from March 30, 2012 (date of initial investment) to May 31, 2012.
2	Per share number has been calculated using the average shares method.
3	Based on net asset value. Total return for the period of less than one year is not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Portfolio turnover is calculated at Fund level. Percentage indicated was calculated for the six months ended May 31, 2012.

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
CUSIP
Q451447 (1/13)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2013 ©Federated Investors, Inc.
STATEMENT OF ADDITIONAL INFORMATION
________, 2013
ACQUISITION OF THE ASSETS OF
FEDERATED CAPITAL APPRECIATION FUND
a Portfolio of Federated Equity Funds
Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400
BY AND IN EXCHANGE FOR CLASS A SHARES, CLASS B SHARES, CLASS C SHARES, CLASS R SHARES AND INSTITUTIONAL SHARES OF
FEDERATED EQUITY INCOME FUND, INC.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400
This Statement of Additional Information______, is not a Prospectus. A Prospectus/Proxy Statement dated______, 2013, related to the above-referenced matter may be obtained from Federated Capital Appreciation Fund and/or Federated Equity Income Fund, Inc. by writing or calling Federated Capital Appreciation Fund and/or Federated Equity Income Fund, Inc. at the address and telephone numbers shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

1.	Statement of Additional Information of Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, dated December 31, 2011.
2.	Statement of Additional Information of Federated Equity Income Fund, Inc., dated March 30, 2012.
3.	Audited Financial Statements of Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, dated October 31, 2011.
4.	Unaudited Financial Statements of Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, dated April 30, 2012.
5.	Audited Financial Statements of Federated Equity Income Fund, Inc., dated November 30, 2011.
6.	Unaudited Financial Statements Federated Equity Income Fund, Inc., dated May 31, 2012.
1

INFORMATION INCORPORATED BY REFERENCE
The Statement of Additional Information of Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, dated December 31, 2011, is incorporated by reference to Post-Effective Amendment No. 121 to its Registration Statement on Form N-1A (File Nos. 811-04017 and 2-91090), which was filed with the Securities and Exchange Commission (SEC) on or about December 28, 2011. A copy may be obtained from the Federated Capital Appreciation Fund at 1-800-341-7400.
The Statement of Additional Information of Federated Equity Income Fund, Inc. dated March 30, 2012, is incorporated by reference to Federated Equity Income Fund, Inc., Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A (File Nos. 811-4743 and 33-6901) which was filed with the Securities and Exchange Commission on or about March 26, 2012, 2012. A copy may be obtained from the Federated Equity Income Fund, Inc at 1-800-341-7400.
The audited financial statements of Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, dated October 31, 2011, are incorporated by reference to the Annual Report to shareholders of Federated Capital Appreciation Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about December 28, 2011.
The audited financial statements of Federated Equity Income Fund, Inc. dated November 30, 2011, are incorporated by reference to the Annual Report to shareholders of Federated Equity Income Fund, Inc., which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about January 26, 2012.
The unaudited financial statements of Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, dated April 30, 2012, are incorporated by reference to the Semi-Annual Report to shareholders of Federated Capital Appreciation Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about June 22, 2012.
The unaudited financial statements of Federated Equity Income Fund, Inc. dated May 31, 2012, are incorporated by reference to the Semi-Annual Report to shareholders of Federated Equity Income Fund, Inc., which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about July 24, 2012.
Pursuant to Item 14(2) of Form N-14, the pro forma financial statements required by Rule 11-01 of Regulation S-X are prepared for the Reorganization because the net asset value of Federated Capital Application Fund exceeds ten percent of Federated Equity Income Fund, Inc.'s net asset value, measured as of November 30, 2012.
2

PRO FORMA FINANCIAL STATEMENTS FOR THE PERIOD ENDED MAY 31, 2012 (UNAUDITED)
Introduction
The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Capital Appreciation Fund and Federated Equity Income Fund, Inc. (individually referred to as the “Fund” or collectively as the “Funds”), for the period ended May 31, 2012. Federated Capital Appreciation Fund (the “Acquired Fund”) will be reorganized into Federated Equity Income Fund, Inc. (the “Acquiring Fund”) as of the close of business on or about March 22, 2013. For the purposes of these Pro Forma Financial Statements, the financial information covers the period from June 1, 2011 to May 31, 2012. These statements have been derived from the books and records utilized in calculating daily net asset values at May 31, 2012.
The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares of Federated Capital Appreciation Fund for Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares, respectively, of Federated Equity Income Fund, Inc. Under generally accepted accounting principles, Federated Equity Income Fund, Inc. will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.
The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.
3

Federated Capital Appreciation Fund
Federated Equity Income Fund, Inc.
Pro Forma Combining Portfolios of Investments
May 31, 2012 (unaudited)
Federated Capital Appreciation Fund	Federated Equity Income Fund, Inc.	Federated Equity Income Fund, Inc. Pro Forma Combined			Federated Capital Appreciation Fund	Federated Equity Income Fund, Inc.	Federated Equity Income Fund, Inc. Pro Forma Combined
Shares					Value
				COMMON STOCKS—97.6%
				Consumer Discretionary—12.9%
83,700	0	83,700	[1]	Amazon.com, Inc.	$17,820,567	$0	$17,820,567
0	53,493	53,493		Bob Evans Farms, Inc.	0	2,168,606	2,168,606
0	180,415	180,415		Comcast Corp., Class A	0	5,215,798	5,215,798
699,430	0	699,430		D. R. Horton, Inc.	11,610,538	0	11,610,538
254,008	0	254,008	[1]	Discovery Communications, Inc.	12,725,801	0	12,725,801
301,500	0	301,500		Foot Locker, Inc.	9,569,610	0	9,569,610
0	157,870	157,870		Gannett Co., Inc.	0	2,061,782	2,061,782
0	69,210	69,210		Genuine Parts Co.	0	4,360,230	4,360,230
0	92,645	92,645		Home Depot, Inc.	0	4,571,104	4,571,104
246,100	0	246,100	[1]	Hyatt Hotels Corp.	9,103,239	0	9,103,239
314,200	0	314,200		Johnson Controls, Inc.	9,469,988	0	9,469,988
345,300	0	345,300		Las Vegas Sand Corp.	15,945,954	0	15,945,954
0	80,210	80,210		Lowe's Cos., Inc.	0	2,143,211	2,143,211
382,200	0	382,200		Macy's Inc.	14,542,710	0	14,542,710
0	192,355	192,355		Meredith Corp.	0	5,691,784	5,691,784
0	96,610	96,610		Omnicom Group, Inc.	0	4,606,365	4,606,365
14,900	0	14,900	[1]	Priceline.com, Inc.	9,319,801	0	9,319,801
134,569	0	134,569		Scripps Networks Interactive	7,370,344	0	7,370,344
0	143,025	143,025		Target Corp.	0	8,282,578	8,282,578
0	185,540	185,540		Time Warner, Inc.	0	6,395,564	6,395,564
0	147,815	147,815		Viacom, Inc., Class B	0	7,055,210	7,055,210
				TOTAL	117,478,552	52,552,232	170,030,784
				Consumer Staples—7.6%
352,800	126,370	479,170		Altria Group, Inc.	11,356,632	4,067,850	15,424,482
0	169,630	169,630		Archer-Daniels-Midland Co.	0	5,407,804	5,407,804
330,200	0	330,200		ConAgra Foods, Inc.	8,304,530	0	8,304,530
0	43,380	43,380		Kellogg Co.	0	2,116,076	2,116,076
0	28,610	28,610		Kraft Foods, Inc., Class A	0	1,094,905	1,094,905
0	29,355	29,355		Lorillard, Inc.	0	3,628,278	3,628,278
0	32,135	32,135		PepsiCo, Inc.	0	2,180,360	2,180,360
0	56,735	56,735		Philip Morris International, Inc.	0	4,794,675	4,794,675
209,300	0	209,300		Procter & Gamble Co.	13,037,297	0	13,037,297
0	162,970	162,970		Reynolds American, Inc.	0	6,818,665	6,818,665
186,144	0	186,144		The Coca-Cola Co.	13,910,541	0	13,910,541
383,500	0	383,500		Walgreen Co.	11,704,420	0	11,704,420
179,400	0	179,400		Wal-Mart Stores, Inc.	11,808,108	0	11,808,108
				TOTAL	70,121,528	30,108,613	100,230,141
				Energy—10.1%
0	51,100	51,100		Bonavista Energy Corp.	0	876,198	876,198
4

Federated Capital Appreciation Fund	Federated Equity Income Fund, Inc.	Federated Equity Income Fund, Inc. Pro Forma Combined			Federated Capital Appreciation Fund	Federated Equity Income Fund, Inc.	Federated Equity Income Fund, Inc. Pro Forma Combined
Shares					Value
				COMMON STOCKS—continued
				Energy—continued
166,300	0	166,300	[1]	Cameron International Corp.	$7,598,247	$0	$7,598,247
114,793	121,870	236,663		Chevron Corp.	11,285,300	11,981,040	23,266,340
329,928	209,790	539,718		ConocoPhillips	17,209,044	10,942,646	28,151,690
0	25,000	25,000		Crescent Point Energy Corp.	0	961,660	961,660
309,800	13,300	323,100		Exxon Mobil Corp.	24,359,574	1,045,779	25,405,353
363,300	177,665	540,965		Marathon Oil Corp.	9,049,803	4,425,635	13,475,438
138,300	0	138,300		National-Oilwell, Inc.	9,231,525	0	9,231,525
164,964	0	164,964		Phillips 66	4,953,869	0	4,953,869
0	125,820	125,820		Royal Dutch Shell PLC, Class A, ADR	0	7,823,488	7,823,488
0	127,135	127,135		Seadrill Ltd.	0	4,251,394	4,251,394
137,700	0	137,700		Transocean Ltd.	5,622,291	0	5,622,291
	25,440	25,440		Vermilion Energy, Inc.	0	1,070,950	1,070,950
				TOTAL	89,309,653	43,378,790	132,688,443
				Financials—16.2%
0	77,558	77,558		Ace Ltd.	0	5,609,770	5,609,770
0	36,080	36,080		BB&T Corp.	0	1,090,338	1,090,338
0	34,115	34,115		Chubb Corp.	0	2,458,668	2,458,668
313,900	0	313,900		Citigroup, Inc.	8,321,489	0	8,321,489
566,600	0	566,600		Discover Financial Services	18,760,126	0	18,760,126
	81,740	81,740		Fifth Third Bancorp	0	1,091,229	1,091,229
66,500	0	66,500		Goldman Sachs Group, Inc.	6,364,050	0	6,364,050
0	225,825	225,825		Hartford Financial Services Group, Inc.	0	3,798,377	3,798,377
0	171,055	171,055		Hospitality Properties Trust	0	4,021,503	4,021,503
389,355	353,500	742,855		J.P. Morgan Chase & Co.	12,907,118	11,718,525	24,625,643
529,500	0	529,500		Marsh & McLennan Cos., Inc.	16,933,410	0	16,933,410
664,370	0	664,370		MetLife, Inc.	19,406,248	0	19,406,248
268,600	140,990	409,590		PNC Financial Services Group	16,497,412	8,659,606	25,157,018
0	163,190	163,190		Principal Financial Group	0	4,007,946	4,007,946
0	75,360	75,360		Prudential Financial, Inc.	0	3,500,472	3,500,472
122,400	0	122,400		Simon Property Group, Inc.	18,056,448	0	18,056,448
250,600	0	250,600		SunTrust Banks, Inc.	5,743,752	0	5,743,752
0	318,990	318,990		U.S. Bancorp	0	9,923,779	9,923,779
627,474	448,005	1,075,479		Wells Fargo & Co.	20,110,542	14,358,560	34,469,102
				TOTAL	143,100,595	70,238,773	213,339,368
				Health Care—11.6%
158,600	80,050	238,650		Abbott Laboratories	9,799,894	4,946,290	14,746,184
0	33,750	33,750		Amgen, Inc.	0	2,346,300	2,346,300
0	38,785	38,785		Baxter International, Inc.	0	1,963,297	1,963,297
577,500	134,868	712,368		Bristol-Myers Squibb Co.	19,253,850	4,496,499	23,750,349
266,600	0	266,600	[1]	Centene Corp.	9,634,924	0	9,634,924
0	133,050	133,050		Eli Lilly & Co.	0	5,448,398	5,448,398
72,700	0	72,700	[1]	Express Scripts Holding Co.	3,794,213	0	3,794,213
0	75,965	75,965		GlaxoSmithKline PLC, ADR	0	3,350,816	3,350,816
93,300	0	93,300		Humana, Inc.	7,127,187	0	7,127,187
5

Federated Capital Appreciation Fund	Federated Equity Income Fund, Inc.	Federated Equity Income Fund, Inc. Pro Forma Combined			Federated Capital Appreciation Fund	Federated Equity Income Fund, Inc.	Federated Equity Income Fund, Inc. Pro Forma Combined
Shares					Value
				COMMON STOCKS—continued
				Health Care—continued
1,097,200	0	1,097,200	[1]	Idenix Pharmaceuticals, Inc.	$9,918,688	$0	$9,918,688
0	69,410	69,410		Johnson & Johnson	0	4,333,266	4,333,266
0	30,510	30,510		Medtronic, Inc.	0	1,123,988	1,123,988
256,600	317,850	574,450		Merck & Co., Inc.	9,643,028	11,944,803	21,587,831
295,700	0	295,700	[1]	Mylan Laboratories, Inc.	6,407,819	0	6,407,819
661,100	536,725	1,197,825		Pfizer, Inc.	14,458,257	11,738,176	26,196,433
0	35,590	35,590		Teva Pharmaceutical Industries Ltd., ADR	0	1,394,772	1,394,772
183,300	0	183,300		UnitedHealth Group, Inc.	10,222,641	0	10,222,641
				TOTAL	100,260,501	53,086,605	153,347,106
				Industrials—11.9%
0	24,050	24,050		Caterpillar, Inc.	0	2,107,261	2,107,261
251,100	0	251,100		Danaher Corp.	13,049,667	0	13,049,667
0	44,675	44,675		Deere & Co.	0	3,300,142	3,300,142
0	191,235	191,235		Donnelley (R.R.) & Sons Co.	0	2,057,689	2,057,689
1,392,619	884,470	2,277,089		General Electric Co.	26,585,097	16,884,532	43,469,629
222,307	40,260	262,567		Honeywell International, Inc.	12,373,608	2,240,872	14,614,480
0	53,905	53,905		Ingersoll-Rand PLC, Class A	0	2,226,815	2,226,815
143,900	0	143,900		Parker-Hannifin Corp.	11,762,386	0	11,762,386
0	63,950	63,950		Raytheon Co.	0	3,217,964	3,217,964
105,000	0	105,000		Stanley Black & Decker Inc.	6,956,250	0	6,956,250
152,920	43,040	195,960		Union Pacific Corp.	17,035,288	4,794,656	21,829,944
140,100	87,305	227,405		United Parcel Service, Inc.	10,499,094	6,542,637	17,041,731
202,610	0	202,610		United Technologies Corp.	15,015,427	0	15,015,427
				TOTAL	113,276,817	43,372,568	156,649,385
				Information Technology—18.0%
72,300	0	72,300		Apple, Inc.	41,769,879	0	41,769,879
214,400	0	214,400	[1]	Broadcom Corp.	6,935,840	0	6,935,840
471,900	0	471,900	[1]	eBay, Inc.	18,493,761	0	18,493,761
414,460	0	414,460	[1]	EMC Corp. Mass	9,884,871	0	9,884,871
80,181	0	80,181		Facebook, Inc.	2,375,763	0	2,375,763
0	26,435	26,435		Harris Corp.	0	1,051,584	1,051,584
0	61,550	61,550		IBM Corp.	0	11,872,995	11,872,995
0	331,905	331,905		Intel Corp.	0	8,576,425	8,576,425
0	378,090	378,090		Jabil Circuit, Inc.	0	7,232,862	7,232,862
0	174,540	174,540		KLA-Tencor Corp.	0	7,999,168	7,999,168
0	84,625	84,625		Maxim Integrated Products, Inc.	0	2,129,165	2,129,165
1,121,831	149,425	1,271,256		Microsoft Corp.	32,746,247	4,361,716	37,107,963
0	92,200	92,200		Motorola, Inc.	0	4,432,976	4,432,976
1,628,900	0	1,628,900	[1]	ON Semiconductor Corp.	10,978,786	0	10,978,786
506,700	0	506,700		Oracle Corp.	13,412,349	0	13,412,349
201,700	0	201,700		Qualcomm, Inc.	11,559,427	0	11,559,427
138,500	0	138,500		SAP AG, ADR	7,938,820	0	7,938,820
0	165,440	165,440		Seagate Technology, Inc.	0	3,876,259	3,876,259
0	30,675	30,675		TE Connectivity Ltd.	0	963,809	963,809
6

Federated Capital Appreciation Fund	Federated Equity Income Fund, Inc.	Federated Equity Income Fund, Inc. Pro Forma Combined			Federated Capital Appreciation Fund	Federated Equity Income Fund, Inc.	Federated Equity Income Fund, Inc. Pro Forma Combined
Shares					Value
				COMMON STOCKS—continued
				Information Technology—continued
307,300	0	307,300	[1]	Teradyne, Inc.	$4,440,485	$0	$4,440,485
161,900	0	161,900	[1]	VMware, Inc., Class A	15,058,319	0	15,058,319
282,900	0	282,900	[1]	Western Digital Corp.	8,880,231	0	8,880,231
				TOTAL	184,474,778	52,496,959	236,971,737
				Materials—3.3%
182,500	0	182,500		Du Pont (E.I.) de Nemours & Co.	8,807,450	0	8,807,450
232,100	0	232,100		Eastman Chemical Co.	10,806,576	0	10,806,576
0	84,500	84,500		LyondellBasell Industries NV	0	3,334,370	3,334,370
102,900	64,825	167,725		PPG Industries, Inc.	10,643,976	6,705,498	17,349,474
0	195,030	195,030		Worthington Industries, Inc.	0	3,169,237	3,169,237
				TOTAL	30,258,002	13,209,105	43,467,107
				Telecommunication Services—2.4%
0	220,770	220,770		AT&T Inc.	0	7,543,711	7,543,711
0	193,175	193,175		Deutsche Telekom AG, Class REG	0	1,906,274	1,906,274
311,100	54,045	365,145		Verizon Communications, Inc.	12,954,204	2,250,434	15,204,638
0	254,165	254,165		Vodafone Group PLC, ADR	0	6,809,080	6,809,080
				TOTAL	12,954,204	18,509,499	31,463,703
				Utilities—3.6%
0	41,100	41,100		Ameren Corp.	0	1,327,941	1,327,941
0	85,930	85,930		American Electric Power Co., Inc.	0	3,309,164	3,309,164
425,500	156,340	581,840		CMS Energy Corp.	9,914,150	3,642,722	13,556,872
0	60,945	60,945		DTE Energy Co.	0	3,463,504	3,463,504
0	190,300	190,300		Huaneng Power International, Inc., Class N, ADR	0	4,768,918	4,768,918
0	81,695	81,695		Integrys Energy Group, Inc.	0	4,419,699	4,419,699
0	162,800	162,800		National Grid PLC, ADR	0	8,187,212	8,187,212
0	114,635	114,635		Pepco Holdings, Inc.	0	2,184,943	2,184,943
0	23,510	23,510		Pinnacle West Capital Corp.	0	1,160,924	1,160,924
0	74,025	74,025		Public Service Enterprises Group, Inc.	0	2,308,840	2,308,840
0	96,225	96,225		SSE PLC, ADR	0	1,988,009	1,988,009
				TOTAL	9,914,150	36,761,876	46,676,026
				TOTAL COMMON STOCKS (IDENTIFIED COST $1,181,228,749)	871,148,780	413,715,020	1,284,863,800
				MUTUAL FUND—2.2%
7,217,201	22,001,364	29,218,565	[2,3]	Federated Prime Value Obligations Fund, Institutional Shares, 0.18%	7,217,201	22,001,364	29,218,565
				TOTAL INVESTMENTS—99.8% (IDENTIFIED COST $1,210,447,314)[4]	878,365,981	435,716,384	1,314,082,365
				OTHER ASSETS AND LIABILITIES - NET—0.2%[5]	3,763,723	(863,559)	2,900,164
				TOTAL NET ASSETS—100%	$882,129,704	$434,852,825	$1,316,982,529
1	Non-income producing security.
2	Affiliated holding.
3	7-Day net yield.
4	Also represents cost for federal tax purposes.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at May 31, 2012.
7

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of May 31, 2012, all investments of Federated Capital Appreciation Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.
The following is a summary of the inputs used, as of May 31, 2012, in valuing Federated Equity Income Fund, Inc..'s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Mutual Funds	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
Domestic	$355,279,034	$—	$—	$355,279,034
International	56,529,712	1,906,274	—	58,435,986
Mutual Fund	22,001,364	—	—	22,001,364
TOTAL SECURITIES	$433,810,110	$1,906,274	—	$435,716,384
The following is a summary of the inputs used, as of May 31, 2012, in valuing Federated Equity Income Fund, Inc..'s Pro Forma combined assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Mutual Funds	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
Domestic	$1,212,866,703	$—	$—	$1,212,866,703
International	70,090,823	1,906,274	—	71,997,097
Mutual Fund	29,218,565	—	—	29,218,565
TOTAL SECURITIES	$1,312,176,091	$1,906,274	$—	$1,314,082,365
8

Federated Capital Appreciation Fund
Federated Equity Income Fund, Inc.
Pro Forma Combining Statements of Assets & Liabilities
May 31, 2012 (unaudited)
	Federated Capital Appreciation Fund	Federated Equity Income Fund, Inc.	Pro Forma Adjustment		Federated Equity Income Fund, Inc. Pro Forma Combined
Assets:
Total investments in securities, at value including $29,218,565 of investment in an affiliated holding	$878,365,981	$435,716,384	$0		$1,314,082,365
Cash	0	167,252	0		167,252
Income receivable	2,337,719	2,619,921	0		4,957,640
Receivable for shares sold	416,219	364,738	0		780,957
Receivable for investments sold	13,783,121	1,719,976	0		15,503,097
Total assets	894,903,040	440,588,271	0		1,335,491,311
Liabilities:
Payable for investments purchased	9,456,230	4,279,282	0		13,735,512
Payable for shares redeemed	2,294,015	728,284	0		3,022,299
Payable for Directors'/Trustees' fees	2,489	1,979	0		4,468
Payable to adviser	0	1,478	0		1,478
Payable for distribution services fee	74,138	45,942	0		120,080
Payable for shareholder services fee	139,116	93,449	0		232,565
Reorganization costs	0	0	699,655	(a)	699,655
Accrued expenses	507,693	185,032	0		692,725
Total liabilities	12,473,681	5,335,446	699,655		18,508,782
Net Assets	$882,429,359	$435,252,825	($699,655)		$1,316,982,529
Net Assets Consists of:
Paid-in capital	$901,712,993	$533,618,614	($699,655)		$1,434,631,952
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency	$54,335,850	$49,278,177	$0		$103,614,027
Accumulated net realized loss on investments, written options and foreign currency transactions	(78,361,614)	(148,327,112)	0		(226,688,726)
Undistributed net investment income	4,742,130	683,146	0		5,425,276
Total Net Assets	$882,429,359	$435,252,825	($699,655)		$1,316,982,529
Net Assets
Class A Shares	$679,130,249	$347,219,490	($555,526)		$1,025,794,213
Class B Shares	$45,773,344	$25,914,659	($38,481)		$71,649,522
Class C Shares	$58,205,534	$36,500,867	($51,075)		$94,655,326
Class F Shares	$0	$24,594,090	—		$24,594,090
Class R Shares	$22,771,052	$0	($12,594)		$22,758,458
Institutional Shares	$76,549,180	$1,023,719	($41,979)		$77,530,920
Shares Outstanding
Class A Shares	37,269,964	19,344,878	553,642	(b)	57,148,484
Class B Shares	2,652,431	1,445,924	(100,262)	(b)	3,998,093
Class C Shares	3,376,804	2,034,504	(135,195)	(b)	5,276,113
Class F Shares	—	1,369,299	—		1,369,299
Class R Shares	1,261,683	—	6,198	(b)	1,267,881
Institutional Shares	4,203,831	57,053	60,784	(b)	4,321,668
9

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Asset Value Per Share
Class A Shares	$18.22	$17.95	—	$17.95
Class B Shares	$17.26	$17.92	—	$17.92
Class C Shares	$17.24	$17.94	—	$17.94
Class F Shares	—	$17.96	—	$17.96
Class R Shares	$18.05	—	—	$17.95 (c)
Institutional Shares	$18.21	$17.94	—	$17.94
Offering Price Per Share
Class A Shares	$19.28	$18.99	—	$18.99
Class B Shares	$17.26	$17.92	—	$17.92
Class C Shares	$17.24	$17.94	—	$17.94
Class F Shares	—	$18.14		$18.14
Class R Shares	$18.05	—	—	$17.95 (c)
Institutional Shares	$18.21	$17.94	—	$17.94
Redemption Proceeds Per Share
Class A Shares	$18.22	$17.95	—	$17.95
Class B Shares	$17.22	$16.93	—	$16.93
Class C Shares	$17.07	$17.76	—	$17.76
Class F Shares	—	$17.78	—	$17.78
Class R Shares	$18.05	—	—	$17.95 (c)
Institutional Shares	$18.21	$17.94	—	$17.94
Investments, at identified cost	$824,011,753	$386,435,561	$0	$1,210,447,314
(a)	Adjustment to reflect anticipated proxy expenses and brokerage costs to be paid by Federated Capital Appreciation Fund.
(b)	Adjustment to reflect share balance as a result of the reorganization.
(c)	Assumes that R shares used A Class NAV on date of subscription.
10

Federated Capital Appreciation Fund
Federated Equity Income Fund, Inc.
Pro Forma Combining Statements of operations
Year Ended May 31, 2012 (unaudited)
	Federated Capital Appreciation Fund	Federated Equity Income Fund, Inc.	Pro Forma Adjustment		Federated Equity Income Fund, Inc. Pro Forma Combined
Investment Income:
Dividends (including $ 38,445 received from an affiliated holding and net of foreign taxes withheld of $423,340)	$20,926,147	$18,129,207	$0		$39,055,354
Total Investment Income	20,926,147	18,129,207	0		39,055,354
Expenses:
Investment advisory fee	7,839,616	2,630,543	(1,575,549)	(a)	8,894,610
Administrative fee	815,620	342,069	0		1,157,689
Custodian fees	58,122	24,398	(18,474)	(b)	64,046
Transfer and dividend disbursing agent fees and expenses	2,173,915	841,037	(114,705)	(c)	2,900,247
Directors'/Trustees' fees	10,560	12,549	(6,388)	(d)	16,721
Auditing fees	28,026	26,449	(26,475)	(e)	28,000
Legal fees	7,047	11,029	(9,092)	(f)	8,984
Portfolio accounting fees	179,115	124,391	(92,991)	(g)	210,515
Distribution services fee	1,116,956	515,249	0		1,632,205
Shareholder services fee	2,247,700	1,082,821	0		3,330,521
Account administration fee	14,057	6,132	0		20,189
Share registration costs	83,481	63,329	(60,060)	(h)	86,750
Printing and postage	155,216	60,514	(43,230)	(i)	172,500
Insurance premiums	6,202	4,376	(4,148)	(j)	6,430
Taxes	0	18,064	93,075	(k)	111,139
Miscellaneous	9,317	16,502	(2,376)	(l)	23,443
Total Expenses	14,744,950	5,779,452	(1,860,413)		18,663,989
Waivers, Reimbursement and Reduction
Waiver/reimbursement of investment adviser fee	(181,152)	(34,531)	185,060	(m)	(30,623)
Waiver of administrative fee	(20,160)	(8,429)	0		(28,589)
Reimbursement of transfer and dividend disbursing agent fees and expenses	(598,840)	0	163,403	(n)	(435,437)
Reimbursement of distribution services fee	(71,177)	(197,664)	209,760	(o)	(59,081)
Fee paid indirectly from directed brokerage arrangements	(28,252)	(7,167)	0		(35,419)
Total Waivers, Reimbursement and Reduction	(899,581)	(247,791)	558,223		(589,149)
Net Expenses	13,845,369	5,531,661	(1,302,190)		18,074,840
Net Investment Income	7,080,778	12,597,546	1,302,190		20,980,514
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions	6,189,018	2,908,992	0		9,098,010
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(71,612,450)	(14,590,911)	0		(86,203,361)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(65,423,432)	(11,681,919)	0		(77,105,351)
Change in net assets resulting from operations	$(58,342,654)	$915,627	$1,302,190		$(56,124,837)
(See Notes to Pro Forma Financial Statements)
11

Federated Capital Appreciation Fund
Federated Equity Income Fund, Inc.
Notes to Pro Forma Financial Statements
For the Period Ended May 31, 2012 (unaudited)
Note 1. Description of the Funds
Federated Capital Appreciation Fund is a portfolio of Federated Equity Funds, which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end diversified management investment company. Federated Equity Income Fund, Inc. is registered under the Act as an open-end management investment company. Federated Capital Appreciation Fund consists of five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares. Federated Equity Income Fund, Inc. consists of five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares. Class R Shares of Federated Equity Income Fund, Inc. are anticipated to become effective prior to the reorganization.
Note 2. Basis of Combination
The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Capital Appreciation Fund and Federated Equity Income Fund, Inc. (individually referred to as the “Fund”, or collectively as the “Funds”), for the year ended May 31, 2012. These statements have been derived from the books and records utilized in calculating daily net asset values at May 31, 2012.
The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of Federated Capital Appreciation Fund and Federated Equity Income Fund, Inc., which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.
The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares of Federated Capital Appreciation Fund for Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares, respectively, of Federated Equity Income Fund, Inc. Under generally accepted accounting principles, Federated Equity Income Fund, Inc. will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.
The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity, if necessary. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.
For the year ended May 31, 2012, Federated Capital Appreciation Fund and Federated Equity Income Fund, Inc. paid investment advisory fees computed at the annual rate of 0.75% and 0.60%, respectively, as a percentage of average daily net assets.
The Funds will not bear any expenses associated with their participation in the Reorganization, except as contemplated in Article IX of the Agreement and Plan of Reorganization.
Federated Capital Appreciation Fund will pay the following direct proxy expenses relating to its participation in its Reorganization: (a) cost of printing and mailing of proxy materials (i.e., the prospectus/proxy statement and other materials used in connection with the special meeting of shareholders); and (b) the cost of processing, soliciting and tabulating the vote of its shareholders in connection with the special meeting. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, Federated Equity Income Fund, Inc. may incur transaction expenses associated with the purchase and sale of portfolio securities.
The Funds' Advisers or their affiliates will pay all remaining expenses associated with the Funds' participation in the Reorganization. Such other expenses may include, without limitation: (a) expenses associated with the preparation and filing of the proxy materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.
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Note 3. Portfolio Valuation
In calculating its net asset value (NAV), each Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees/Directors (the “Trustees”).
■	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If each Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Funds normally use bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Funds normally use mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
■	With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.
13

Note 4. Shares of Beneficial Interest
The Pro Forma Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares net asset value per share assumes the issuance of 37,823,606 Class A Shares, 2,552,169 Class B Shares, 3,241,609 Class C Shares, 1,267,881 Class R Shares and 4,264,615 Institutional Shares of Federated Equity Income Fund, Inc. in exchange for 37,269,964 Class A Shares, 2,652,431 Class B Shares, 3,376,804 Class C Shares, 1,261,683 Class R Shares and 4,203,831 Institutional Shares, respectively, of Federated Capital Appreciation Fund, which would have been outstanding at May 31, 2012 in connection with the proposed reorganization, assuming the two Funds had been combined as of such date.
Note 5. Federal Income Taxes
Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, Federated Equity Income Fund, Inc. intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended May 31, 2012, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of May 31, 2012, tax years 2008 through 2011 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.
Note 6. Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenue reported in the financial statements. Actual results could differ from those estimated.
Note 7. Pro Forma Adjustments
(a)	Federated Equity Management Company of Pennsylvania is the investment adviser for the Funds. The advisory agreement between Federated Capital Appreciation Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. The advisory agreement between Federated Equity Income Fund, Inc. and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. An adjustment to the combined investment adviser fee reflects the fee structure of Federated Equity Income Fund, Inc. based on the combined assets of Federated Equity Income Fund, Inc. Pro Forma Combined.
(b)	Adjustment to reflect the combining of two portfolios into one and custodian fees based upon the current expense structure for Federated Equity Income Fund, Inc. Pro Forma Combined.
(c)	Adjustment to reflect the combining of two portfolios into one and transfer and dividend disbursing agent fees and expenses based upon the current expense structure for the assets levels of Federated Equity Income Fund, Inc. Pro Forma Combined.
(d)	Adjustment to reflect the combining of two portfolios into one and Directors/Trustees fees based upon the current expense structure for the asset levels of Federated Equity Income Fund, Inc. Pro Forma Combined.
(e)	Adjustment to reflect the combining of two portfolios into one and auditing fees based upon the current expense structure for Federated Equity Income Fund, Inc. Pro Forma Combined.
(f)	Adjustment to reflect the combining of two portfolios into one and legal fees based upon the current expense structure for the asset levels of Federated Equity Income Fund, Inc. Pro Forma Combined.
(g)	Adjustment to reflect the combining of two portfolios into one and portfolio accounting fees based upon the current expense structure for the assets of Federated Equity Income Fund, Inc. Pro Forma Combined.
(h)	Adjustment to reflect the combining of two portfolios into one and share registration costs based upon the current expense structure for the assets of Federated Equity Income Fund, Inc. Pro Forma Combined.
(i)	Adjustment to reflect the combining of two portfolios into one and printing and postage costs based upon the current expense structure for the assets of Federated Equity Income Fund, Inc. Pro Forma Combined.
(j)	Adjustment to reflect the combining of two portfolios into one and insurance premiums based upon the current expense structure for the assets of Federated Equity Income Fund, Inc. Pro Forma Combined
(k)	Adjustment to reflect the combining of two portfolios into one and taxes based upon the current expense structure and assets levels of Federated Equity Income Fund, Inc. Pro Forma Combined
(l)	Adjustment to reflect the combining of two portfolios into one and miscellaneous expenses based upon the current expense structure for Federated Equity Income Fund, Inc. Pro Forma Combined.
14

(m)	Adjustment to reflect the voluntary waiver of investment advisory fees on the average daily net assets of Federated Equity Income Fund, Inc. Pro Forma Combined. The adviser of Federated Equity Income Fund, Inc. and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A, Class B, Class C, Class F, Class R and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.13%, 1.89%, 1.89%, 1.39%, 1.39% and 0.89%, respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2013 for all classes except R Shares which is January 1, 2014; or (b) the date of the Fund's next effective Prospectus. While the adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or increased prior to the Termination Date with the agreement of the Fund's Trustees.
(n)	Adjustment to reflect the anticipated voluntary waiver of transfer and dividend disbursing agent fees and expenses on the average daily net assets of Federated Equity Income Fund, Inc. Pro Forma Combined.
(o)	Adjustment to reflect the voluntary waiver of distribution fees for the new Class R Shares of Federated Equity Income Fund, Inc. Pro Forma combined.
15

FEDERATED Capital APPRECIATION FUND, a portfolio of federated equity funds
FEDERATED equity income FUND, inc.
Investment Adviser
Federated Equity Management Company of Pennsylvania
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Administrator
Federated Administrative Services
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
16

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Q451448 (1/13)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2013 ©Federated Investors, Inc.

PROXY CARD FOR

FEDERATED CAPITAL APPRECIATION FUND

A portfolio of Federated Equity Funds

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 11, 2013

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Capital Apprciation Fund, a portfolio of Federated Equity Funds (the “Trust”), hereby designate and appoint Todd Zerega, Justine Patrick, Cathy Ryan, Maureen Ferguson, Shannon McDowell, and Erin Dugan, as proxies to act at the Special Meeting of Shareholders (the "Special Meeting") to be held on March 11, 2013 at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at 2:00 p.m. (Eastern Time), and at any adjournment thereof. The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

Shareholder Name Here Address Here Address Here Address Here Address Here (shows through window on outbound envelope)

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-XXX-XXX-XXXX. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 11, 2013

The proxy statement for this meeting is available at: www.proxyonline.us/docs/[fundnameortrustname].pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE (live proxy representative or touch-tone phone), by MAIL or via the INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE: To cast your vote by phone with a proxy voting representative, call toll-free 1-XXX-XXX-XXXX and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Options below are available 24 hours a day / 7 days a week

PHONE: To cast your vote via a touch-tone voting line, call toll-free 1-888-227-9349 and enter the control number found on the reverse side of this proxy card.

INTERNET: To vote via the Internet, go to www.proxyonline.us and enter the control number found on the reverse side of this proxy card.

NOTE: Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Shareholder sign here Date

Joint owner sign here Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Federated Capital Appreciation Fund CONTROL NUMBER

123456789123

If you received more than one ballot because you have multiple investments in the Funds, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote. This proxy card is valid only when signed and dated.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FEDERATED EQUITY FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

	FOR	AGAINST	ABSTAIN
(1) To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Equity Income Fund, Inc. (FEIFI) would acquire the assets of Federated Capital Appreciation Fund (FCAF), in exchange for Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares of FEIFI to be distributed pro rata by FCAF to its shareholders of Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares, respectively, in a complete liquidation and dissolution of FCAF	□	□	□

[INSTRUCTION ***REMOVE PRIOR TO PRINTING***: THE DEFINED TERMS USED IN THE PROPOSAL SHOULD MATCH THE DEFINED TERMS USED IN THE PROXY]

THANK YOU FOR VOTING